SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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VICTORY ENERGY CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VICTORY ENERGY CORPORATION
3355 Bee Caves Road, Suite 608
Austin, Texas 78746

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on November 14, 2017

To the Stockholders of Victory Energy Corporation:
Notice is hereby given that a special meeting of the stockholders of Victory Energy Corporation (the “Company”) will be held on November 14, 2017 at 10:30 a.m. Central Standard Time at the Company’s office located at 3355 Bee Caves Road, Suite 608, Austin, Texas 78746. At the special meeting you will be asked to consider and vote upon the following proposals:

1.
To approve an amendment and restatement of the Company’s Amended and Restated Articles of Incorporation to, among other things, (i) increase the number of authorized shares of the common stock, $0.001 par value per share, of the Company from 47,500,000 shares to 300,000,000 shares and increase the number of authorized shares of the preferred stock, $0.001 par value per share, of the Company from 2,500,000 shares to 10,000,000 shares; and (ii) implement a 1-for-38 reverse split of the Company’s outstanding common stock.

2.
To approve the divestiture of all of the Company’s partnership interests in Aurora Energy Partners, pursuant to the terms and conditions of a divestiture agreement, dated August 21, 2017, between the Company and Navitus Energy Group, as amended.

3.	To approve the Victory Energy Corporation 2017 Equity Incentive Plan.

4.
To elect seven (7) director nominees to the Company’s board of directors to serve until the next annual meeting of the Company’s stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

5.
To approve the adjournment of the special meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposals described above.

The board unanimously recommends a vote “FOR” the amendment and restatement of the Company’s Amended and Restated Articles of Incorporation, “FOR” the divesture under the divestiture agreement, “FOR” approval of the Victory Energy Corporation 2017 Equity Incentive Plan, “FOR” each of the director nominees, and “FOR” the proposal to approve the adjournment of the special meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the proposals mentioned above.
Stockholders of record of the Company’s common stock at the close of business on September 15, 2017 will be entitled to notice of, and are cordially invited to attend, the special meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the meeting. Whether or not you expect to attend the meeting, please read the proxy statement and then promptly vote your proxy in order to ensure your representation at the meeting.
You may cast your vote by visiting www.proxyvote.com. You may also have access to the materials for the annual meeting by visiting the website: www.proxyvote.com.
Each share of common stock entitles the holder thereof to one vote.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. This notice and the attached proxy statement are first being disseminated to stockholders on or about October 10, 2017.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Kenneth Hill
Kenneth Hill
Chief Executive Officer

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH PROPOSAL.
 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on November 14, 2017: This Proxy Statement is available at: www.proxyvote.com.

TABLE OF CONTENTS
INTRODUCTION1
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS3
When and where will the Meeting take place?3
What proposals are the stockholders being asked to consider?3
What are the recommendations of the Board?3
What is the Record Date for the Meeting?3
Who can vote at the Meeting?3
What is the proxy card?3
What is the difference between holding shares as a stockholder of record and as a beneficial owner?3
What is the quorum required for the Meeting?4
Assuming that a quorum is present, what vote is required to approve the proposals to be voted upon at the Meeting?4
How do I vote?4
What are the effects of not voting or abstaining? What are the effects of broker non-votes?5
What does it mean if I received more than one proxy card?5
What happens if I don’t indicate how to vote my proxy?5
What happens if I sell my shares after the record date but before the Meeting?5
What if I change my mind after I return my proxy?5
Who can help answer my other questions?6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT7
DIRECTORS AND EXECUTIVE OFFICERS9
Directors, Director Nominees and Executive Officers9
Family Relationships11
Involvement in Certain Legal Proceedings11
CORPORATE GOVERNANCE13
Governance Structure13
The Board’s Role in Risk Oversight13
Independent Directors13
Audit Committee13
Compensation Committee14
Director Nominations15
Stockholder Communications with the Board of Directors15
Code of Ethics15
EXECUTIVE COMPENSATION16
Summary Compensation Table - Fiscal Years Ended December 31, 2016 and 201516
Outstanding Equity Awards Value at Fiscal Year-End Table17
Director Compensation17
TRANSACTIONS WITH RELATED PERSONS18
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE19
PROPOSAL NO. 1 – CHARTER PROPOSAL20
Overview20
Reasons for the Amendments to our Current Charter20
Potential Effects of the Proposed Reverse Stock Split22
Other Possible Effects of the Amendments to our Current Charter23
No Dissenters’ Rights23
Vote Required23
PROPOSAL NO. 2 – DIVESTITURE PROPOSAL24
Introduction24
Summary of Terms of the Divestiture24
Contact Information of the Parties25
Business Conducted by the Parties25
Background of the Divestiture26
Reasons for the Divestiture27
Activities of our Company Following the Divestiture27
Terms of the Divestiture Agreement28
Tax Treatment29
Regulatory Approvals29
Reports, Opinions and Appraisals29
Requirements for Stockholder Approval29
Interests of Certain Persons in the Divestiture Proposal29
No Dissenters’ Rights29
Vote Required29
PROPOSAL NO. 3 – 2017 EQUITY INCENTIVE PLAN30
Overview30
Significant Features of the Plan31
New Plan Benefits35
Vote Required35
PROPOSAL NO. 4 – DIRECTOR PROPOSAL36
Director Nominees36
Vote Required36
PROPOSAL NO. 5 – ADJOURNMENT PROPOSAL37
TRANSACTION OF OTHER BUSINESS38
HOUSEHOLDING OF PROXY STATEMENT38
WHERE YOU CAN FIND MORE INFORMATION38

ANNEX A – FORM OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
ANNEX B – DIVESTITURE AGREEMENT
ANNEX C – VICTORY ENERGY CORPORATION 2017 EQUITY INCENTIVE PLAN

VICTORY ENERGY CORPORATION
3355 Bee Caves Road, Suite 608
Austin, Texas 78746
 PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
 To be held on November 14, 2017

1

INTRODUCTION
 This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Victory Energy Corporation (“we,” “ us,” “our” or “our company”) for use at the special meeting of stockholders of the Company and at all adjournments and postponements thereof (the “Meeting”). The Meeting will be held on November 14, 2017 at 10:30 a.m. Central Standard Time at our office located at 3355 Bee Caves Road, Suite 608, Austin, Texas 78746 for the following purposes:

1.
To approve an amendment and restatement of our Amended and Restated Articles of Incorporation to, among other things, (i) increase the number of authorized shares of our common stock, $0.001 par value per share, from 47,500,000 shares to 300,000,000 shares and increase the number of authorized shares of our preferred stock, $0.001 par value per share, from 2,500,000 shares to 10,000,000 shares; and (ii) implement a 1-for-38 reverse split of our outstanding common stock (the “Charter Proposal”).

2.
To approve the divestiture of all of our partnership interests in Aurora Energy Partners, a Texas general partnership (“Aurora”), pursuant to the terms and conditions of a divestiture agreement, dated August 21, 2017 (the “Divestiture Agreement”), between Navitus Energy Group (“Navitus”) and our company, as amended (the “Divestiture Proposal”).

3.	To approve the Victory Energy Corporation 2017 Equity Incentive Plan (the “Plan”).

4.
To elect seven (7) director nominees to our board of directors to serve until the next annual meeting of our stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal.

5.
To approve the adjournment of the Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the proposals described above (the “Adjournment Proposal”).

Our board unanimously recommends a vote “FOR” the Charter Proposal, “FOR” the Divestiture Proposal, “FOR” approval of the Plan, “FOR” each of the director nominees, and “FOR” the Adjournment Proposal.
Stockholders of record of our common stock at the close of business on September 15, 2017 (the “Record Date”) will be entitled to notice of, and are cordially invited to attend, the Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the proxy statement and then promptly vote your proxy in order to ensure your representation at the Meeting.
This proxy solicitation is being made and paid for by our company on behalf of our board. In addition, we may retain a third party proxy solicitor for which we may incur fees. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid any additional compensation for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of our common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses. In addition, we will indemnify our proxy solicitor against any losses arising out of that firm’s proxy soliciting services on our behalf.
None of the proposals included in this proxy statement has been approved or disapproved by the Securities and Exchange Commission (the “SEC”), and the SEC has not passed upon the fairness or merits of any proposals nor upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

2

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PROPOSALS
 The following are some questions that you, as a stockholder of our company, may have regarding the Meeting and the proposals and brief answers to such questions. We urge you to carefully read this entire proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement because the information in this section does not provide all the information that may be important to you as a stockholder of our company with respect to the proposals. See “Where You Can Find More Information.”
When and where will the Meeting take place?
 The Meeting will be held on November 14, 2017 at 10:30 a.m. Central Standard Time at our office located at 3355 Bee Caves Road, Suite 608, Austin, Texas 78746.

3

What proposals are the stockholders being asked to consider?
 At the Meeting, you will be asked to vote upon the Charter Proposal, the Divestiture Proposal, the Plan, the director nominees, and the Adjournment Proposal.
What are the recommendations of the Board?
 Our Board has approved the five proposals and unanimously recommends that the stockholders vote “FOR” each proposal, including “FOR” each director nominee.
What is the Record Date for the Meeting?
 Holders of our common stock as of the close of business on September 15, 2017, the Record Date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any postponements or adjournments of the Meeting.
Who can vote at the Meeting?
 Stockholders who owned shares of our common stock, Series C Preferred Stock and Series D Preferred Stock on the Record Date may attend and vote at the Meeting. There were 31,220,326 shares of common stock, 800,000 shares of our non-voting Series B Convertible Preferred Stock, 180,000 shares of our Series C Preferred Stock and 20,000 shares of our Series D Preferred Stock outstanding on the Record Date. All shares of common stock have one vote per share and vote together as a single class. No shares of the Series B Convertible Preferred Stock may vote upon any proposal. Shares of our Series C Preferred Stock and Series D Preferred Stock vote with the shares of common stock as a single class on an as-converted to common stock basis. As of the Record Date, the outstanding shares of Series C Preferred Stock were convertible, subject to approval of the Charter Proposal, into 35,730,241 shares of common stock and the outstanding shares of Series D Preferred Stock were convertible, subject to approval of the Charter Proposal, into 9,508,075 shares of common stock.
Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the proxy card?
The proxy card enables you to appoint Mr. Kenneth Hill, our Chief Executive Officer, as your representative at the Meeting. By completing and returning the proxy card as described herein, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to Mr. Hill’s best judgment.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If, on the Record Date, your shares were registered directly in your name with our transfer agent, Transfer Online, Inc., you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us, by voting online or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card or vote online to ensure that your vote is counted.
Beneficial Owner
If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.
What is the quorum required for the Meeting?
The representation in person or by proxy of holders of at least a majority of the issued and outstanding shares of our stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business at the Meeting.
Assuming that a quorum is present, what vote is required to approve the proposals to be voted upon at the Meeting?
The approval of the Charter Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our capital stock entitled to vote at the Meeting.
The approval of the Divestiture Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.
The approval of the Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.
The election of each director nominee requires the affirmative vote of a plurality of votes of the shares cast at the election.
The Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.
How do I vote?
Stockholders have four voting options. You may vote using one of the following methods:

•
Internet. You can vote over the Internet by accessing the website at www.proxyvote.com, and following the instructions on the website. Internet voting is available 24 hours a day until 11:59 p.m. Eastern Time on the day before the Meeting. If you vote over the Internet, do not return your proxy card.

•
Telephone. If you hold shares directly in your own name and are the holder of record, you can vote by telephone by calling the toll-free number 800-690-6903 in the United States, Canada or Puerto Rico on a touch-tone phone. You will then be prompted to enter the control number printed on your proxy card and to follow the subsequent instructions. Telephone voting is available 24 hours a day until 11:59 p.m. Eastern Time on the day before the Meeting. If, however, you hold the shares through a broker and not in your own name, then follow the specific instructions included in your proxy materials, including the specific phone number to use to vote your shares by phone.

•	Mail. You can vote by mail by simply completing, signing, dating and mailing your proxy card in the postage-paid envelope included with this proxy statement.

•
In Person. You may come to the Meeting and cast your vote there. The Board recommends that you vote by proxy even if you plan to attend the Meeting. If your shares of common stock are held in a stock brokerage account or through a bank, broker or other nominee, or, in other words, in “street name”, and you wish to vote in person at the Meeting, you must bring a letter from your bank, broker or nominee identifying you as the beneficial owner of the shares and authorizing you to vote such shares at the Meeting.

What are the effects of not voting or abstaining? What are the effects of broker non-votes?
 If you do not vote by virtue of not being present in person or by proxy at the Meeting, your shares will not be counted for purposes of determining the existence of a quorum.
 Abstentions will be counted for the purpose of determining the existence of a quorum, however, they will not be considered in determining the number of votes cast. Accordingly, an abstention will have no effect on the Divestiture Proposal, approval of the Plan, the election of directors, or the Adjournment Proposal, but will be treated in the same manner as a vote against the Charter Proposal.
 Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Broker non-votes will be counted for the purpose of determining the existence of a quorum, however the Charter Proposal, the Divestiture Proposal, approval of the Plan, and the election of directors are “non-routine” matters. Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on those proposals.
What does it mean if I received more than one proxy card?
If your shares are registered differently or in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted.
What happens if I don’t indicate how to vote my proxy?
If you just sign your proxy card without providing further instructions, your shares will be counted as a vote “for” each of the proposals.
What happens if I sell my shares after the record date but before the Meeting?
The Record Date for the Meeting is earlier than the date of the Meeting. If you transfer your shares after the Record Date but before the date of the Meeting, you will retain your right to vote at the Meeting (provided that such shares remain outstanding on the date of the Meeting).
What if I change my mind after I return my proxy?
You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

•	sending a written notice to our Corporate Secretary, Kenneth Hill, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Meeting;

•	voting again at a later time, but prior to the date of the Meeting, via the Internet or telephone;

•	attending the Meeting and voting in person.
Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. Simply attending the Meeting will not constitute a revocation of your proxy.
Who can help answer my other questions?
If you have more questions about the proposals or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact Victory Energy Corporation, Attn: Corporate Secretary, Kenneth Hill, 3355 Bee Caves Road, Suite 608, Austin, Texas 78746, telephone number (512) 347-7300.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of each class of our voting stock as of the Record Date (i) by each person who is known by us to beneficially own more than 5% of our voting stock; (ii) by each of our officers, directors and director nominees; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of our company, 3355 Bee Caves Road, Suite 608, Austin, Texas 78746.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership(1)			Percent of Common Stock(2)	Percent of Series C Preferred Stock(3)	Percent of Series D Preferred Stock(4)	Percent of Total Voting Stock(5)
	Common Stock	Series C Preferred Stock	Series D Preferred Stock
Kenneth Hill, CEO and Director (6)	2,420,020	2,519	0	7.43%	1.39%	*	3.75%
Ronald Zamber, Director (7)	23,361,928	158,590	0	48.59%	88.11%	*	58.77%
Robert Grenley, Director (8)	863,434	0	0	2.73%	*	*	1.12%
Ricardo A. Salas, Director	0	0	0	*	*	*	*
Kevin DeLeon, Director (9)	400,000	0	0	1.27%	*	*	*
Julio C. Herrera, Director	0	0	0	*	*	*	*
Eric Eilertsen, Director Nominee	0	0	0	*	*	*	*
All directors and officers as a group (7 persons named above)	27,045,382	161,108	0	53.80%	89.50%	*	61.80%
David McCall (10)	1,262,253	0	20,000	3.99%	*	100%	14.02%
Greg Johnson (11)	874,986	18,892	0	2.80%	10.50%	*	6.05%
* Less than 1%

(1)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)	Based on 31,220,326 shares of our common stock outstanding as of the Record Date.

(3)
Based on 180,000 shares of our Series C Preferred Stock outstanding as of the Record Date. Shares of Series C Preferred Stock are, upon the occurrence of certain events, convertible into shares of common stock on the basis of 198.501338888889 shares of common stock for each share of Series C Preferred Stock (subject to adjustment), which will be adjusted to a conversion ratio of 5.22371944444444 shares of common stock for each share of Series C Preferred Stock upon the effectiveness of a planned 1-for-38 reverse split of our outstanding common stock. Holders of Series C Preferred Stock vote with the holders of common stock on all matters on an as-converted to common stock basis.

(4)
Based on 20,000 shares of our Series D Preferred Stock outstanding as of the Record Date. Shares of Series D Preferred Stock are, upon the occurrence of certain events, convertible into shares of common stock on the basis of 475.40375 shares of common stock for each share of Series D Preferred Stock (subject to adjustment), which will be adjusted to a conversion ratio of 12.510625 shares of common stock for each share of Series D Preferred Stock upon the effectiveness of a planned 1-for-38 reverse split of our outstanding common stock. Holders of Series D Preferred Stock vote with the holders of common stock on all matters on an as-converted to common stock basis.

(5)
Percentage of Total Voting Stock represents total ownership with respect to all shares of our common stock, Series C Preferred Stock and Series D Preferred Stock, as a single class and on an as-converted to common stock basis.

(6)
Includes 1,053,020 shares of common stock, options for the purchase of 1,025,000 shares of common stock exercisable within 60 days, warrants for the purchase of 342,000 shares of common stock exercisable within 60 days and 2,518.87469776652 shares of Series C Preferred Stock held by Mrs. Hill, wife of Mr. Hill. Does not include options for the purchase of 7,000,000 shares of common stock which may vest more than 60 days after the Record Date.

(7)
Includes 1,489,850 shares of common stock, 48,589.0929199162 shares of Series C Preferred Stock and warrants for the purchase of 922,000 shares of common stock exercisable within 60 days held by Dr. Zamber; 2,468,138 shares of common stock owned by Visionary Investments, LLC, of which Dr. Zamber is sole member; 2,437,481 shares of common stock, 110,000.472149068 shares of Series C Preferred Stock and warrants for the purchase of 5,203,252 shares of common stock exercisable within 60 days owned by Visionary Private Equity Group I, LP, of which Dr. Zamber is senior managing director of its general partner, Visionary PE GP I, LLC; 105,860 shares of common stock and warrants for the purchase of 104,846 shares of common stock exercisable within 60 days owned by James Capital Consulting, LLC, of which Dr. Zamber is the managing member; and warrants for the purchase of 10,630,501 shares of common stock exercisable within 60 days owned by Navitus Energy Group, LP, of which James Capital Consulting, LLC is the managing partner.

(8)	Includes 441,434 shares of common stock and warrants for the purchase of 422,000 shares of common stock exercisable within 60 days.

(9)	Includes options for the purchase of 400,000 shares of common stock exercisable within 60 days.

(10)
Includes 735,020 shares of common stock and warrants for the purchase of 382,000 shares of common stock exercisable within 60 days owned by Mr. McCall, 145,233 shares of common stock owned by 1519 Partners LLC, of which Mr. McCall is the controlling partner, and 20,000 shares of Series D Preferred Stock held by McCall Law Firm, of which Mr. McCall is the managing partner.

(11)	Includes 874,986 shares of common stock and 18,891.5602332489 shares of Series C Preferred Stock held by Mr. Johnson.
On August 21, 2017, we entered into a transaction agreement (the “Transaction Agreement”) with Armacor Victory Ventures, LLC, a Delaware limited liability company (“Armacor”), pursuant to which Armacor (i) granted to us a worldwide, perpetual, royalty free, fully paid up and exclusive sublicense to all of Armacor’s owned and licensed intellectual property for use in the Oilfield Services Business (as defined in the Transaction Agreement), and (ii) agreed to contribute $5,000,000 to us, in exchange for which we issued 800,000 shares of our non-voting Series B Convertible Preferred Stock. Upon completion of certain funding conditions set forth in the Transaction Agreement, including stockholder approval of the Charter Proposal, and payment of the aforementioned cash contribution, each share of Series B Convertible Preferred Stock plus accrued, but unpaid, dividends thereon shall be automatically converted into such number of fully paid and non-assessable shares of our common stock as is determined by dividing the Stated Value by the Conversion Price in effect on such conversion date. The “Stated Value” is initially $122.6628243 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Convertible Preferred Stock, and the “Conversion Price” is initially equal to $0.04, subject to adjustment. Such shares are therefore convertible into 2,453,256,486 shares of common stock, or 64,559,381 shares of common stock following the planned 1-for-38 reverse stock split. The conversion of such shares will result in a change of control of our company.

DIRECTORS AND EXECUTIVE OFFICERS
Directors, Director Nominees and Executive Officers
Following is information about our directors, director nominees and executive officers as of the date of this proxy statement.

NAME	AGE	POSITION
Kenneth Hill	53	Chief Executive Officer, President, Chief Financial Officer and Director
Ronald W. Zamber	56	Chairman of the Board of Directors
Robert Grenley	59	Director
Ricardo A. Salas	53	Director
Kevin DeLeon	50	Director
Julio C. Herrera	50	Director
Eric Eilertsen	60	Director Nominee

Pursuant to the Transaction Agreement that we entered into with Armacor on August 21, 2017, we agreed to include in this proxy statement a proposal for the election of four (4) directors designated by Armacor, including Ricardo A. Salas, Kevin DeLeon, Julio C. Herrera and Eric Eilertsen. We also agreed that until the next annual meeting of stockholders following this Meeting, the board shall remain at seven (7) persons and Navitus shall have the right to appoint three (3) members to the board, who shall initially be Ronald W. Zamber, Robert Grenley and Kenneth Hill.
Kenneth Hill – Chief Executive Officer, President, Chief Financial Officer and Director.
Mr. Hill has served as our Chief Executive Officer since January 2012 and as our Chief Financial Officer since April 2016. He has been a member of our board of directors since April 2011. Mr. Hill previously served as our Vice President and Chief Operating Officer from January 2011 to January 2012. Prior to joining our company, Mr. Hill held titles of Interim CEO, VP of Operations and VP of Investor Relations for the U.S. subsidiary of Austin Exploration, Ltd, a publicly traded oil and gas company on the Australian Stock Exchange. Since 2001, through his private company, Mr. Hill has raised several million dollars of venture capital and he personally invested in and consulted for a number of successful entrepreneurial ventures across a variety of industries, including oil and gas. Prior to 2001, Mr. Hill was employed for 16 years at Dell, Inc. As one of the first 20 employees at Dell he served in a variety of management positions including manufacturing, sales, marketing, and business development. Prior to joining Dell, Mr. Hill studied Business Management and Business Marketing at Southwest Texas State University (now Texas State University). While at Dell, Mr. Hill continued his education at The University of Texas Graduate School of Business Executive Education program, The Aspen Institute and the Center for Creative Leadership. Mr. Hill was selected to serve on our board of directors due to his extensive senior management and venture capital experience across a variety of industries, including oil and gas, for over 25 years.
Ronald W. Zamber, M.D. Director – Chairman of the Board
Dr. Zamber has served as a member of our board of directors since January 24, 2009. Dr. Zamber is founder, Managing Director and Chairman of Visionary Private Equity Group since 2010, and a Managing Director of Navitus since 2011, Navitus Partners since 2011 and James Capital Energy since 2007. He brings more than 20 years of experience in corporate management and business development extending across the public, private and non-profit arenas. Dr. Zamber has helped build profitable companies in healthcare, private and public petroleum E&P, consumer products and Internet technology industries. Dr. Zamber is a Board Certified Ophthalmologist and founder of International Vision Quest, a non-profit organization that performs humanitarian medical and surgical missions, builds water treatment facilities and supports food delivery programs to impoverished communities around the world. He has served as an examiner with the American Board of Ophthalmologists and Secretariat for State Affairs with the American Academy of Ophthalmology. Dr. Zamber is the 2009 recipient of Notre Dame’s prestigious Harvey Foster Humanitarian Award. He now serves on the advisory board of Feed My Starving Children, one of the highest rated and fastest growing charities in the country. Dr. Zamber received his Bachelor’s degree with high honors from the University of Notre Dame and his medical degree with honors from the University of Washington. Dr. Zamber was selected to serve on our board of directors due to his over 20 years of experience in corporate management and business development extending across the public, private and non-profit arenas.
Robert Grenley – Director
Mr. Grenley has served as a member of our board of directors since June 1, 2010. Mr. Grenley has over 25 years of experience in financial management, business development and entrepreneurial experience. This financial experience includes 12 years managing early stage organizations with equity capital. Mr. Grenley’s broader financial management experience includes over 10 years of direct portfolio management and investment expertise including common and preferred stock, stock options, corporate and municipal bonds as well as syndicated investments and private placements. Recently, Mr. Grenley has been associated with the Visionary Private Equity Group since 2012, and is currently its Director of Capital Development, as well as the Chief Financial Officer of the Visionary Media Group, a wholly owned subsidiary. Mr. Grenley served as the Chief Financial Officer of POP Gourmet, a fast growing Seattle-based snack food company, since early 2013, where he was responsible for the creation, production, and execution of POP Gourmet’s first equity financing ($2.5 million in 2013), its second equity financing ($8.5 million in 2015), and its first credit facility ($2 million in 2015). As the company has matured, it has been able to attract a consumer product group specialist as Chief Financial Officer, and Mr. Grenley currently retains the Director, Corporate Finance title, focusing on credit facilities, investor relations, and other related matters. Mr. Grenley holds a BA in Economics from Duke University. Mr. Grenley was selected to serve on our board of directors due to his over 25 years of experience in financial management, business development and entrepreneurial experience.
Ricardo A. Salas – Director
Mr. Salas has served as a member of our board of directors since August 21, 2017. He has served as the President of Armacor Holdings, LLC, an investment holding company for Liquidmetal Coatings, LLC, which develops, supplies and provides application service of leading metallic coatings which protect against wear and corrosion in oil & gas, power, pulp & paper and other industrial environments, since May of 2012. He has served as a Director of Liquidmetal Coatings, LLC since June 2007. Between 2008 and 2015, Mr. Salas served as Executive Vice President and a Director of Liquidmetal Technologies, Inc., a pioneer in developing and commercializing a family of amorphous metal alloys. In 2001, he founded and became CEO of iLIANT Corporation, a health care information technology and outsourcing service provider. Following iLIANT’s merger with MED3000 Group, Inc., he continued to serve as a Director of MED3000 Group, Inc. and on its Special Committee leading up to its sale to McKesson Corporation in December of 2012. He serves as a Director of Advantum Health, a private equity backed healthcare IT enabled services company. Mr. Salas received an Economics degree from Harvard College in 1986. Mr. Salas was selected to serve on our board of directors due to his extensive management experience.
Kevin DeLeon – Director
Mr. DeLeon has served as a member of our board of directors since August 21, 2017. He has served as a General Partner and Director of Corporate Strategy for Visionary Private Equity Group, a private equity firm that invests in early stage, high growth companies, since 2015. Mr. DeLeon has spent more than twenty-five years in global finance, both on the buy and sell side, in New York, London, and Tokyo. For the past decade, his focus has been in natural resources, most recently as Senior Advisor to our company since February, 2015. Prior to joining our company, he served in the same capacity at Miller Energy, a NYSE-listed Alaska focused oil and gas exploration and production company, from June 2013 to February 2015. At Miller, Mr. DeLeon was responsible for overseeing corporate strategy, with particular focus on financing the company’s drilling program and acquisitions, as well as investor relations and corporate governance. Prior to Miller, Mr. DeLeon spent approximately six years spearheading the U.S. operations for a boutique U.K. investment bank, with a strong focus in E&P and metals & mining. Early in his career, he worked for Yamaichi, one of the Big Four Japanese securities houses, where he received the Chairman’s award for his consistent revenue contributions. Mr. DeLeon was also a founding partner of Bracken Partners, a London-based corporate finance advisory and fund management firm with particular focus on the U.K. private equity markets. He has served as both a senior executive and non-executive director of numerous public and private U.K. and U.S. companies. Mr. DeLeon is a 1990 graduate of Yale University, with a B.A in Economics. Mr. DeLeon was selected to serve on our board of directors due to his extensive global finance experience.
Julio C. Herrera – Director
Mr. Herrera has served as a member of our board of directors since August 21, 2017. Mr. Herrera started his oil and gas career in 1988 with ExxonMobil in Colombia, and then joined British Petroleum in 1992. His 29 years in the energy industry include positions with responsibilities over Alaska, Texas, Wyoming, Angola, Azerbaijan, Scotland, Egypt, Colombia, Mexico, Brazil and the rest of Latin America. At British Petroleum, Mr. Herrera held various executive finance and Chief Financial Officer positions across local, national and international divisions. Upon his departure from British Petroleum in December 2014, he founded JC Proenergy LLC, which provided finance, control and private equity consulting services to energy and mining management teams, in January 2015. Upon his departure from JC Proenergy LLC in October 2015, he served as a Senior Infrastructure Director for the BlackRock-Pemex joint venture from November 2015 until April 2016. In May 2016, he became the Group Chief Financial Officer of Lewis Energy Group, an oil and gas company based in San Antonio, Texas. Mr. Herrera has a Masters’ Degree in Certified Public Accounting from the Pontificia Universidad Javeriana in Bogotá, Colombia and has completed post-graduate studies in Marketing at the Kellogg School of Management and CFO Excellence at the Wharton School of Business. Mr. Herrera was selected to serve on our board of directors due to his extensive finance experience in the energy industry.
Eric Eilertsen – Director Nominee
Our board has recommended that stockholders elect Mr. Eilertsen to our board at the Meeting. During his 35-year business career, Mr. Eilertsen has served as chief executive officer, chief operating officer or corporate consultant for a wide range of companies across the U.S., Canada, China and Europe, including several Fortune 100 companies. Since November 2016, Mr. Eilertsen has served as the Chief Executive Officer for Experience Matters Consortium, Inc., an Arizona nonprofit organization with the mission to connect skilled volunteer talent with meaningful service opportunities across the many nonprofit and civic organizations in Arizona. From November 2013 to October 2016, Mr. Eilertsen served as the Co-Founder and President of SmartStory.com, a Silicon Valley startup he helped fund to create the next generation of customer, employee, and patient engagement/e-commerce platform.  Before co-founding SmartStory.com, he founded ETI Consulting in March 1997, where he provided C-level advice on commercializing and productizing unique intellectual property developed by Kroger Co.’s technology group. Mr. Eilertsen is currently serving on the Arizona Department of Education Career & Technical Education Quality Commission, the Arizona State University Community Council and the board of directors for the Global Pathways Institute. Mr. Eilertsen earned a Bachelor’s degree in Business Administration from the University of Mississippi in Oxford and began his professional career in 1979 with The Procter and Gamble Company located in Cincinnati, Ohio. He has held various NASD and SEC licenses and has served as a director on multiple boards since 1985. Mr. Eilertsen was selected to serve on our board of directors due to his extensive management experience.
Our directors currently have terms which will end at our next annual meeting of the stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal. Members of our board of directors are encouraged to attend meetings of the board of directors and the annual meetings of stockholders. The board of directors held 2 meetings and executed 1 unanimous written consent in lieu of a meeting in 2016.
Family Relationships
There are no family relationships among any of our officers or directors.
Involvement in Certain Legal Proceedings
To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

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had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

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been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

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been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

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been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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CORPORATE GOVERNANCE
Governance Structure
We chose to appoint a separate chairman of our board of directors who is not our Chief Executive Officer. Our board of directors has made this decision based on their belief that an independent chairman of the board can act as a balance to the Chief Executive Officer, who also serves as a non-independent director.
The Board’s Role in Risk Oversight
Our board of directors administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. While management is responsible for identifying risks, our board of directors has charged the audit committee of the board of directors with evaluating financial and accounting risk and the compensation committee of the board of directors with evaluating risks associated with employees and compensation. Investor-related risks are usually addressed by the board as a whole. We believe an independent chairman of the board adds an additional layer of insight to our board of directors’ risk oversight process.
Independent Directors
In considering and making decisions as to the independence of each of the directors of our company, the board considered transactions and relationships between our company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The board has determined that the following directors and director nominees are independent as defined in applicable SEC and NASDAQ rules and regulations, and that each constitutes an “Independent Director” as defined in NASDAQ Marketplace Rule 5605: Julio C. Herrera and Eric Eilertsen.
Audit Committee
On September 14, 2017, our board of directors established an audit committee to assist it in fulfilling its responsibilities for general oversight of our accounting and financial reporting processes, audits of our financial statements, and internal control and audit functions. The audit committee is responsible for, among other things:

•	appointing, evaluating and determining the compensation of our independent auditors;

•
establishing policies and procedures for the review and pre-approval by the audit committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor;

•	reviewing with our independent auditors any audit problems or difficulties and management’s response;

•	reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;

•	discussing our financial statements with management and our independent auditors;

•	reviewing and discussing reports from the independent auditor on critical accounting policies and practices used by our company and alternative accounting treatments;

•	reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

•	reviewing and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures;

•	meeting separately and periodically with management and our internal and independent auditors;

•	reviewing matters related to the corporate compliance activities of our company;

•	reviewing and approving our code of ethics, as it may be amended and updated from time to time, and reviewing reported violations of the code of ethics;

•	annually reviewing and reassessing the adequacy of our audit committee charter; and

•	such other matters that are specifically delegated to our audit committee by our board from time to time.
The audit committee works closely with management as well as our independent auditors. The audit committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the audit committee deems necessary to carry out its duties.
Our board of directors has adopted a written charter for the audit committee that meets the applicable standards of the SEC and NASDAQ. The proposed members of the audit committee are Ronald W. Zamber, Julio C. Herrera and Eric Eilertsen. Eric Eilertsen will serve as the chair of the audit committee.
Our board of directors determined that each member of the audit committee satisfies the independence and other composition requirements of the SEC and NASDAQ. Our board has determined that Julio C. Herrera qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K and has the requisite accounting or related financial expertise required by applicable NASDAQ rules.
Compensation Committee
On September 14, 2017, our board of directors established a compensation committee to discharge our board’s responsibilities relating to compensation of our Chief Executive Officer and other executive officers and provide general oversight of compensation structure. Other specific duties and responsibilities of the compensation committee include:

•	reviewing and approving objectives relevant to executive officer compensation;

•
evaluating performance and recommending to the board of directors the compensation, including any incentive compensation, of our Chief Executive Officer and other executive officers in accordance with such objectives;

•	reviewing and approving compensation packages for new executive officers and termination packages for executive officers;

•	recommending to the board of directors the compensation for our directors;

•	administering our equity compensation plans and other employee benefit plans;

•	reviewing periodic reports from management on matters relating to our personnel appointments and practices;

•	evaluating periodically the compensation committee charter;

•	such other matters that are specifically delegated to our compensation committee by our board from time to time.
Our board of directors has adopted a written charter for the compensation committee. The proposed members of the compensation committee are Ronald W. Zamber, Julio C. Herrera and Eric Eilertsen. Dr. Zamber will serve as the chair of the compensation committee. Our board of directors determined that each member of the compensation committee satisfies the independence requirements of NASDAQ.
 The compensation committee reviews executive compensation from time to time and reports to the board of directors, which makes all final decisions with respect to executive compensation.
Director Nominations
We currently do not have a standing nominating committee or committee performing similar functions. Our entire board of directors undertakes the functions that would otherwise be undertaken by a nominating committee.
Our board utilizes a variety of methods for identifying and evaluating nominees for our directors. Our board regularly assesses the appropriate size of our board and whether any vacancies on the board are expected due to retirement or other circumstances. When considering potential director nominees, the board considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of the needs of our company and of our existing directors. The board also seeks director nominees who are from diverse backgrounds and who possess a range of experiences as well as a reputation for integrity. The board considers all of these factors to ensure that our board as a whole possesses a broad range of skills, knowledge and experience useful to the effective oversight and leadership of our company.
Our board does not have a specific policy with regard to the consideration of candidates recommended by stockholders, however any nominees proposed by our stockholders will be considered on the same basis as nominees proposed by the board. If you or another stockholder want to submit a candidate for consideration to the board, you may submit your proposal to our Corporate Secretary, Kenneth Hill in accordance with the stockholder communication procedures set forth below.
All director nominees included in this proxy statement were approved by our board.
Stockholder Communications with the Board of Directors
Our board of directors has established a process for stockholders to communicate with the board of directors or with individual directors. Stockholders who wish to communicate with our board of directors or with individual directors should direct written correspondence to Kenneth Hill, Corporate Secretary, at Kenny@vyey.com or to the following address (our principal executive offices): Board of Directors, c/o Corporate Secretary, 3355 Bee Caves Road, Suite 608, Austin, Texas 78746.
The Corporate Secretary will forward such communications to our board of directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.
Code of Ethics
We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Such code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.
 We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four business days following the date of any such amendment to, or waiver from, a provision of our code of ethics.

EXECUTIVE COMPENSATION
Summary Compensation Table - Fiscal Years Ended December 31, 2016 and 2015
The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Kenneth Hill, Chief Executive Officer and Chief Financial Officer	2016	229,167	-	-	229,167
	2015	215,625	121,850	100,050	437,525
Fred J. Smith, Jr., Former Chief Financial Officer	2016	60,000	-	-	60,000
	2015	172,500	-	-	172,500

(1)
These amounts shown represent the aggregate grant date fair value for stock awards, options and warrants granted to the named executive officers computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 7 – Stockholders’ Equity” to our audited financial statements for the fiscal year ended December 31, 2015 included in our annual report on Form 10-K for the year ended December 31, 2016.

On August 21, 2017, we entered into an amended and restated employment agreement with Mr. Kenneth Hill. Under the amended and restated employment agreement, we agreed to pay Mr. Hill a salary of $250,000 per year, and he will be eligible for annual bonuses at the discretion of our board. In addition, we agreed to grant Mr. Hill an option to purchase 7,500,000 shares of our common stock, which option has an exercise price of $0.04 per share and vests in 36 equal monthly installments. Mr. Hill will also be eligible to participate in the standard benefits plans offered to similarly situated employees by us from time to time, subject to plan terms and our generally applicable policies. The term of the amended and restated employment agreement is for three (3) years and automatically renews for additional one-year periods unless terminated. Either party may terminate the amended and restated employment agreement at any time upon at least 30 days written notice (other than a termination by us for Cause).
If Mr. Hill’s employment is terminated by us (other than as a result of death, disability or Cause (as defined in the amended and restated employment agreement)) or is terminated by Mr. Hill for Good Reason (as defined in the amended and restated employment agreement), Mr. Hill is entitled to the following: (i) a lump sum payment in an amount equal to product of (a) the base salary and bonus paid during the immediately preceding twelve month period ending on the date of termination of employment, multiplied by (b) fifty percent (50%) (notwithstanding the foregoing, if termination is within 6 months before or 24 months following the occurrence of a Change of Control (as defined in the amended and restated employment agreement), such lump sum payment shall be equal to product of (a) the base salary and the maximum bonus under the amended and restated employment agreement, multiplied by (b) one hundred percent (100%), and all stock options shall immediately vest); (ii) all base salary earned, accrued or owing through the date his employment is terminated but not yet paid; and (iii) continued participation in all employee benefit plans, programs or arrangements available to our executives in which Mr. Hill was participating on the date of termination until the earliest of (but only to the extent the terms of such benefit plans, programs or arrangements permit such continued participation): (a) the second anniversary of the date of termination of employment, provided that if termination of employment is within 6 months before or 24 months following the occurrence of a Change of Control, then he shall be entitled to continue to participate in such employee benefit plans, programs or arrangements until the third anniversary of the date of termination of employment; (b) the date the amended and restated employment agreement would have expired (with timely written notice) but for the occurrence of the date of termination; or (c) the date, or dates, Mr. Hill receives coverage and benefits under the plans, programs and arrangements of a subsequent employer (such coverages and benefits to be determined on a coverage-by- coverage, or benefit-by-benefit, basis).
On May 27, 2014, we entered into an employment agreement with Mr. Fred J. Smith, Jr. The term of the employment agreement began on June 2, 2014 and ended upon his resignation effective April 15, 2016. Mr. Smith received a base annual salary of $180,000 per year and he participated in our employee benefit plans made available to our executive officers generally. Mr. Smith’s medical health insurance was paid by us for a period of 60 days following his resignation.
During fiscal years 2016 and 2015, we made the following grants of awards under our 2014 Long Term Incentive Plan to the named executive officers:

•	On March 31, 2015, Mr. Hill was granted an award of 20,000 shares of our common stock which vested on the date of grant.

•	On August 28, 2015, Mr. Hill was granted an award of 340,000 shares of our common stock which vested on the date of grant.

•
On August 28, 2015, Mr. Hill was granted an option to purchase 375,000 shares of our common stock at an exercise price of $0.27, which was the fair market value as of the date of grant. The option vests in three equal installments on each anniversary of the date of grant and terminates on August 28, 2025.

•	On October 1, 2015, Mr. Hill was granted an award of 60,000 shares of our common stock which vested on the date of grant.

•	On December 31, 2015, Mr. Hill was granted an award of 60,000 shares of our common stock which vested on the date of grant.
Outstanding Equity Awards Value at Fiscal Year-End Table
The following table includes certain information with respect to the value of all unexercised options and unvested shares of restricted stock previously awarded to the executive officers named above at the fiscal year ended December 31, 2016.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Kenneth Hill	60,000	-	-	$1.00	8/27/2017
	150,000	-	-	$0.35	4/23/2024
	125,000	250,000	-	$0.27	8/28/2025

Director Compensation
No member of our board of directors received any compensation for his services as a director during the fiscal year ended December 31, 2016.

TRANSACTIONS WITH RELATED PERSONS
The following includes a summary of transactions since the beginning of our 2015 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions

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We have incurred legal fees with McCall Law Firm. David McCall, our former director until August 21, 2017, is partner in McCall Law Firm. The fees are attributable to litigation involving our oil and natural gas operations in Texas. As of June 30, 2017 and December 31, 2016, the Company owed The McCall Firm $527,098, and $503,377, respectively.

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On August 21, 2017, we entered into a settlement agreement and mutual release with McCall Law Firm, pursuant to which all obligations of our company to McCall Law Firm to repay indebtedness for borrowed money, which totaled approximately $380,323, was converted into 20,000 shares of our Series D Preferred Stock.

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During the year ended December 31, 2016, the temporary capital advances totaling $130,000 had been made by Navitus. James Capital Consulting, LLC is the Managing Partner of Navitus and Dr. Ronald Zamber, the chairman of our board of directors, is the Managing Member of James Capital Consulting, LLC.

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On August 21, 2017, we entered into the Divestiture Agreement with Navitus, pursuant to which we agreed to divest and transfer our 50% ownership interest in Aurora to Navitus, which currently owns the remaining 50% interest, and issue 166,549,134 shares of our common stock (or 4,382,872 shares following the planned 1-for-38 reverse stock split) to Navitus in consideration for a release from Navitus of all of our obligations under the second amended partnership agreement, dated October 1, 2011, between us and Navitus. See “Proposal No. 2 – Divestiture Proposal” for more information regarding the Divestiture Agreement.

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On August 21, 2017, we entered into a settlement agreement and mutual release with Messrs. Ronald Zamber and Greg Johnson (affiliate of Navitus), pursuant to which all obligations of our company to Messrs. Zamber and Johnson to repay indebtedness for borrowed money, which totaled approximately $520,800, was converted into 65,591.4971298402 shares of our Series C Preferred Stock, 46,699.9368965913 shares of which were issued to Dr. Zamber and 18,891.5602332489 shares of which were issued to Mr. Johnson.

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On August 21, 2017, we entered into a settlement agreement and mutual release with Dr. Zamber and Mrs. Kim Rubin Hill, the wife of Kenneth Hill, our Chief Executive Officer, pursuant to which all obligations of our company to Dr. Zamber and Mrs. Hill to repay indebtedness for borrowed money, which totaled approximately $35,000, was converted into 4,408.03072109141 shares of our Series C Preferred Stock, 1,889.1560233248900 shares of which were issued to Dr. Zamber and 2,518.8746977665200 shares of which were issued to Mrs. Hill.

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During the six months ended June 30, 2017, temporary capital advances totaling $135,000 had been made by Visionary Private Equity Group I, LP (“VPEG”). Visionary PE GP I, LLC is the general partner of VPEG and Dr. Zamber is the Managing Director Visionary PE GP I, LLC.

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On February 3, 2017, we completed a private placement, pursuant to which VPEG purchased a unit comprised of $320,000 principal amount of a 12% unsecured six-month promissory note and a common stock purchase warrant to purchase 5,203,252 shares of our common stock at an exercise price of $0.0923 per share.

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On August 21, 2017, we entered into a settlement agreement and mutual release with VPEG, pursuant to which all obligations of our company to VPEG to repay indebtedness for borrowed money (other than the secured convertible original issue discount promissory note described below), which totaled approximately $873,409.64, was converted into 110,000.472149068 shares of our Series C Preferred Stock. Some of the obligations to VPEG arose pursuant to the private placement note described above. Pursuant to the settlement agreement and mutual release, the 12% unsecured six-month promissory note was repaid in full and terminated, but VPEG retained the common stock purchase warrant.

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On August 21, 2017, we entered into a loan agreement VPEG, pursuant to which VPEG loaned $500,000 to our company. Such loan is evidenced by a secured convertible original issue discount promissory note issued by our company to VPEG on August 21, 2017. The note reflects an original issue discount of $50,000 such that the principal amount of the note is $550,000, notwithstanding the fact that the loan is in the amount of $500,000. The note does not bear any interest in addition to the original issue discount, provided that, upon the occurrence of an event of default, interest shall begin to accrue at a rate equal to the lesser of 8% per annum or the maximum interest rate allowed from time to time under applicable law. The note matures on September 1, 2017, is secured by a security interest in all of our assets, and is convertible at VPEG’s option into shares of our common stock at a conversion price equal to $0.04 per share, subject to adjustment.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. We believe, based solely on a review of the copies of such reports furnished to us and representations of these persons that all reports needed to be filed have been filed for the year ended December 31, 2016.

 PROPOSAL NO. 1 – CHARTER PROPOSAL
Overview
On September13, 2017, our board of directors approved an amendment and restatement of our current Amended and Restated Articles of Incorporation (the “Current Charter”) to, among other things, increase the number of authorized shares of our common stock and preferred stock and implement a 1-for-38 reverse split of our outstanding common stock. The full text of the proposed Amended and Restated Articles of Incorporation (the “Restated Charter”) is attached hereto as Annex A.
Our Current Charter authorizes our company to issue 47,500,000 shares of common stock, $0.001 par value per share, and 2,500,000 shares of preferred stock, $0.001 par value per share. As of the Record Date, there were 31,220,326 shares of common stock, 800,000 shares of our non-voting Series B Convertible Preferred Stock (convertible only following stockholder approval and under certain circumstances into 2,453,256,486 shares of common stock), 180,000 shares of our Series C Preferred Stock (convertible only following stockholder approval and under certain circumstances into 35,730,241 shares of common stock) and 20,000 shares of our Series D Preferred Stock outstanding (convertible only following stockholder approval and under certain circumstances into 9,508,075 shares of common stock). We have also reserved 20,883,278 shares of common stock for issuance under outstanding warrants, 8,495,000 shares of common stock for issuance under outstanding options, 138,000 shares of common stock for issuance to holders of our Series A Preferred Stock who are in the process of converting their shares, and 570,000,000 shares of common stock for issuance under the Plan. The proposed Restated Charter will increase the number of authorized shares of common stock to 300,000,000 shares and increase the number of authorized shares of preferred stock to 10,000,000 shares. The additional shares of preferred stock so authorized will be undesignated shares.
In addition, the proposed Restated Charter would implement a 1-for-38 reverse split of our outstanding common stock.
The proposed Restated Charter will also include the following amendments to our Current Charter:

•	the addition of a provision regarding our election not to be governed by certain provisions of the Nevada Revised Statutes regulating control share acquisitions;

•	the removal of a provision regarding the number, election and removal of our directors, which is included in our Amended and Restated Bylaws; and

•	the removal of a provision regarding our officers, which is included in our Amended and Restated Bylaws.
The Restated Charter will become effective upon filing with the Nevada Secretary of State’s Office and we anticipate that such filing will occur promptly following stockholder approval at the Meeting.
Reasons for the Amendments to our Current Charter
Increase in Authorized Stock
The primary purpose of the amendment to increase our authorize stock is to facilitate the conversion of our recently issued preferred stock pursuant to the transactions described below and the issuance of shares pursuant to the Divestiture Agreement described under “Proposal No. 2 – Divestiture Proposal” below.
On August 21, 2017, we entered into the Transaction Agreement with Armacor, pursuant to which Armacor (i) granted to us a worldwide, perpetual, royalty free, fully paid up and exclusive sublicense to all of Armacor’s owned and licensed intellectual property for use in the Oilfield Services Business (as defined in the Transaction Agreement), and (ii) agreed to contribute $5,000,000 to us, in exchange for which we issued 800,000 shares of our Series B Convertible Preferred Stock. Upon completion of certain funding conditions set forth in the Transaction Agreement, including stockholder approval of this Charter Proposal, and payment of the afore-mentioned cash contribution, each share of Series B Convertible Preferred Stock plus accrued, but unpaid, dividends thereon, shall be automatically converted into such number of fully paid and non-assessable shares of our common stock as is determined by dividing the Stated Value by the Conversion Price in effect on such conversion date. The “Stated Value” is initially $122.6628243 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Convertible Preferred Stock, and the “Conversion Price” is initially equal to $0.04, subject to adjustment. Such shares are therefore convertible into 2,453,256,486 shares of common stock, or 64,559,381 shares of common stock following the 1-for-38 reverse stock split.
On August 21, 2017, we also entered into settlement agreements and mutual releases with VPEG and certain other persons related to our company, pursuant to which we issued an aggregate of 180,000 shares of our Series C Preferred Stock to such persons. See “Transactions with Related Persons” for more information about these agreements. Upon completion of certain funding conditions set forth in the Transaction Agreement, including stockholder approval of this Charter Proposal, each share of Series C Preferred Stock plus accrued, but unpaid, dividends thereon, shall be automatically converted into such number of fully paid and non-assessable shares of our common stock as is determined by dividing the Stated Value by the Conversion Price in effect on such conversion date. The “Stated Value” is initially $7.94005355555556 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series C Preferred Stock, and the “Conversion Price” is initially equal to $0.04, subject to adjustment. Such shares are therefore convertible into an aggregate of 35,730,241 shares of common stock, or 940,270 shares following the 1-for-38 reverse stock split.
On August 21, 2017, we entered also into a settlement agreement and mutual release with McCall Law Firm, pursuant to which we issued 20,000 shares of our Series D Preferred Stock to McCall Law Firm. See “Transactions with Related Persons” for more information about this agreement. Shares of Series D Preferred Stock are only convertible (after stockholder approval of this Charter Proposal) if we fail to make certain redemption payments on the outstanding Series D Preferred Stock. In the event of such conversion, each share of Series D Preferred Stock plus accrued, but unpaid, dividends thereon, is convertible into such number of fully paid and non-assessable shares of our common stock as is determined by dividing the Stated Value by the Conversion Price in effect on such conversion date. The “Stated Value” is initially $19.01615 per share, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series D Preferred Stock, and the “Conversion Price” is initially equal to $0.04, subject to adjustment. Such shares are therefore convertible into an aggregate of 9,508,075 shares of common stock, or 250,213 shares following the 1-for-38 reverse stock split.
Although the primary purpose of this amendment is to facilitate these transactions, this amendment will also provide us with increased flexibility in meeting future corporate needs and requirements by providing additional authorized shares of common stock and preferred stock, which will be available for issuance from time to time as determined by the board for any proper corporate purpose, including additional equity financings, without the expense and delay associated with a special stockholders’ meeting, except where required by applicable rules, regulations and laws.
Reverse Stock Split
The primary purpose of the reverse stock split is also to facilitate the conversion of our recently issued preferred stock pursuant to the transactions described above and the issuance of shares pursuant to the Divestiture Agreement described under “Proposal No. 2 – Divestiture Proposal” below. Absent a reverse stock split, the conversion and issuance of these shares would require us to issue 2,665,043,936 shares of our common stock.
Our board also believes that the reverse stock split will enhance the acceptability and marketability of our common stock to the financial community and the investing public and may mitigate any reluctance on the part of certain brokers and investors to trade in our common stock. Many institutional investors have policies prohibiting them from holding stocks in their own portfolios which trade at prices below certain levels. These policies reduce the number of potential investors in our common stock at its current market price. In addition, analysts at many leading brokerage firms are reluctant to recommend stocks to their clients, or monitor the activity of stocks, that trade at a price per share below certain levels. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in stocks that trade at a price per share below certain levels. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of such stocks unattractive to brokers from an economic standpoint. Additionally, because brokers’ commissions on such stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock can result in an individual stockholder paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. This factor may also limit the willingness of institutions to purchase our stock.
No Restrictions on Control Share Acquisitions
The proposed Restated Charter also amends our Current Charter to state that our company elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes (referred to herein as the “Control Share Statue”), restricting certain acquisitions of a controlling interest in a corporation. The Control Share Statute applies only to Nevada corporations with at least 200 stockholders of record, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada.
The Control Share Statute prohibits an acquiror, under certain circumstances, from voting its shares of a target corporation’s stock after crossing certain ownership threshold percentages, unless the acquiror obtains approval of the target corporation’s disinterested stockholders. The Control Share Statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquiror crosses one of the above thresholds, those shares in an offer or acquisition, and acquired within 90 days thereof, become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. The Control Share Statute also provides that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters’ rights.
As of the date of this proxy statement, we do not have 100 or more stockholders of record who are Nevada residents, and are therefore not subject to the Control Share Statute, although there can be no assurance that in the future this statute will not apply to us. Our board of directors has determined that, should we become subject to the Control Share Statute, it would place unnecessary burdens on our company in connection with the completion of third party financings, and has thus decided to amend our Current Charter to specifically forego the provisions of the Control Share Statue.
Removal of Duplicative Provisions
The proposed Restated Charter also amends our Current Charter to remove certain provisions regarding the size of our board, the method for the election and removal of directors, the method for filling vacancies in our board, and the officers of our company. These provisions are not required to be included in our articles of incorporation under Nevada law and are also included in our Amended and Restated Bylaws, so our board determined to remove these provisions from our Current Charter.
Potential Effects of the Proposed Reverse Stock Split
The immediate effect of a reverse stock split would be to reduce the number of shares of our common stock and to increase the trading price of our common stock. However, we cannot predict the specific effect of any reverse stock split upon the market price of our common stock. Based on the data we have reviewed leading up to this Charter Proposal, it appears that in some cases a reverse stock split improves stock performance while in other cases it does not, and in some cases a reverse stock split improves overall market capitalization while in other cases it does not. There is no assurance that the trading price of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, there is no assurance that a reverse stock split will lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of factors, such as our operating results and other factors related to our business and general market conditions.
As a summary and for illustrative purposes only, the following tables reflects the approximate number of shares of our common stock that would be outstanding as a result of the reverse stock split, without accounting for fractional shares, which will be rounded up to the nearest whole share:
Common Stock

Shares Outstanding             Percentage Reduction         Shares to Be Outstanding
31,220,326                 97.37%                 821,588

Fully-Diluted Common Stock

Shares Outstanding             Percentage Reduction         Shares to Be Outstanding
2,559,231,406             97.37%                 67,348,195

Our stockholders should recognize that if a reverse stock split is effected, they will own a smaller number of shares than they currently own (approximately equal to the number of shares owned immediately prior to the reverse stock split divided by 38 and after giving effect to the rounding up of fractional shares to the nearest whole share). The reverse stock split would not affect any stockholder’s percentage ownership interests in our company or such stockholder’s proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.
Other Possible Effects of the Amendments to our Current Charter
Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Please see “Reasons for the Amendments to our Current Charter—No Restrictions on Control Share Acquisitions” above for certain anti-takeover effects of our election not to be governed by the Control Share Statute.
The proposed increase in the authorized number of shares of our common stock and preferred stock, and the reverse split, could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us, even if the persons seeking to obtain control offers an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. We have no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. This proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.
Our stockholders should recognize that, as a result of this proposal, they will own a fewer percentage of shares with respect to our total authorized shares than they presently own and will be diluted as a result of any issuance of shares by us in the future.
Other than in connection with the conversion of preferred stock described above and the issuance of shares pursuant to the Divestiture Agreement described under “Proposal No. 2 – Divestiture Proposal” below, there are currently no specific plans, arrangements, commitments or understandings for the issuance of the additional shares of stock which are proposed to be authorized (except with respect to potential issuances of shares upon exercise of currently outstanding options and warrants).
No Dissenters’ Rights
Under Nevada law, holders of our common stock are not entitled to dissenter’s rights of appraisal with respect to the approval of the proposed Restated Charter.
Vote Required
 The approval of the Charter Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of our capital stock entitled to vote at the Meeting, which includes shares of our common stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class on an as-converted to common stock basis. An abstention will be treated in the same manner as a vote against the Charter Proposal. Since the Charter Proposal is considered to be a “non-routine” matter, shares that constitute broker non-votes are not considered votes cast on the Charter Proposal.
Our board of directors unanimously recommends a vote “FOR” approval of the Charter Proposal.

 PROPOSAL NO. 2 – DIVESTITURE PROPOSAL
Introduction
On August 21, 2017, we entered into the Divestiture Agreement with Navitus, and on September 14, 2017, we entered into Amendment No. 1 to the Divestiture Agreement. Pursuant to the Divestiture Agreement, as amended, we agreed to divest and transfer our 50% ownership interest in Aurora to Navitus, which currently owns the remaining 50% interest, in consideration for a release from Navitus of all of our obligations under the second amended partnership agreement, dated October 1, 2011, between us and Navitus (the “Partnership Agreement”), including, without limitation, obligations to return to Navitus investors their accumulated deferred capital, deferred interest and related allocations of equity. We also agreed to (i) issue 166,549,134 shares of our common stock (or 4,382,872 shares following the planned 1-for-38 reverse stock split) to Navitus and (ii) pay off or otherwise satisfy all indebtedness and other material liabilities of Aurora at or prior to closing of the Divestiture Agreement. We refer to this transaction as the “Divestiture.” A copy of the Divestiture Agreement, as amended, is attached hereto as Annex B.
Summary of Terms of the Divestiture
This summary of the terms of the Divestiture highlights information included elsewhere in this proxy statement. This summary does not contain all of the information you should consider before voting on the Divestiture Proposal. You should read the entire proxy statement carefully, including the annexes attached hereto. For your convenience, we have included cross references to direct you to a more complete description of the topics described in this summary.

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Divestiture Agreement; Parties. On August 21, 2017, our company and Navitus entered into the Divestiture Agreement and on September 14, 2017, our company and Navitus entered into Amendment No. 1 to the Divestiture Agreement.

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Divestiture. Pursuant to the Divestiture, we will divest and transfer our 50% ownership interest in Aurora to Navitus, which currently owns the remaining 50% interest, and issue 166,549,134 shares of our common stock (or 4,382,872 shares following the planned 1-for-38 reverse stock split) to Navitus in consideration for a release from Navitus of all of our obligations under the Partnership Agreement. See “The Divestiture” below.

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Reasons for the Divestiture.  Our board considered a number of factors before deciding to enter into the Divestiture Agreement, including, among other things, the strategic and financial benefits of divesting Aurora, the release of our company from obligations to return to Navitus investors their accumulated deferred capital, deferred interest and related allocations of equity, the new business plan and strategy that will be undertaken by our company following the Divestiture, and the expected future business prospects of our company after we divest Aurora. Our board also considered our current financial condition. See “Reasons for the Divestiture” below.

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Nature of Our Business Following the Divestiture.  Following the Divestiture, our business will be primarily focused on the oilfield services industry and no longer focused on exploration and production. See “Activities of the Company Following the Divestiture” below.

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Conditions to Closing.  Closing of the Divestiture Agreement is subject to stockholder approval and other customary closing conditions, including, without limitation, the receipt of all authorizations, consents and approvals of all governmental authorities or agencies; the receipt of any required consents of any third parties; execution of an amendment and restatement of the Partnership Agreement; and execution of a mutual release by the parties. See “Terms of the Divestiture Agreement—Conditions to Closing” below.

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Termination of the Divestiture Agreement. The Divestiture Agreement may be terminated (i) by mutual written consent, (ii) by either party if any governmental entity has issued an order or taken any other action prohibiting the transactions contemplated by Divestiture Agreement, (iii) by either party if the other party has breached its representations and warrants or any covenant or other agreement such that the closing conditions would not be satisfied; (iv) by Navitus if its conditions set forth in the Divestiture Agreement have been satisfied and our company fails to consummate the Divestiture on the date the closing should have occurred; or (v) by our company if its conditions set forth in the Divestiture Agreement have been satisfied and Navitus fails to consummate the Divestiture on the date the closing should have occurred. See “Terms of the Divestiture Agreement—Termination” below.

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Recommendation of our Board of Directors. Our board has determined by an unanimous vote that the Divestiture Proposal is desirable and has directed that it be submitted to our stockholders for their approval. Our board unanimously recommends that you vote “FOR” the Divestiture Proposal. You should read “Reasons for the Divestiture” for a discussion of factors that our board considered in deciding to recommend the approval of the Divestiture Proposal.

•	Required Vote. Approval of the Divestiture Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting. See “Vote Required” below.
Contact Information of the Parties
Victory Energy Corporation
3355 Bee Caves Road, Suite 608
Austin, Texas 78746
(512) 347-7300

Navitus Energy Croup
PO Box 10159
Fairbanks, Alaska 99710
(907) 451-7108

Business Conducted by the Parties
Victory Energy Corporation
Victory Energy Corporation (VYEY) is an Austin, Texas based publicly held oil and gas exploration and production company that is in the process of transitioning to an oilfield services business. Historically, we have been focused on the acquisition and development of unconventional resource play opportunities in the Permian Basin, the Eagle Ford shale of South Texas and other strategically important areas that offer predictable economic outcomes and long-lived reserve characteristics.
Our company was organized under the laws of the State of Nevada on January 7, 1982. We are focused on creating shareholder value by growing revenue through the acquisition and expansion of regionally based, high quality oil-field services providers who are in the major producing basins of the United States.
Currently, we utilize a team of third-party professionals on an interim as-needed basis to support both the operational and financial aspects of our company. This team includes geologists for prospect evaluation and assessment, reservoir engineering resources for the analysis of current and new properties and a finance executive for accounting, financial reporting and other back office support. Reserve reporting is performed by a third-party engineer located in Midland, Texas. Each independent operator utilized by us also has their own array of experts tailored for the specific formations and well completion techniques of each property that we hold an interest in. We strategically utilize both internal capabilities and industry relationships to acquire non-operated, high-grade working interest positions in predictable, low-to-moderate risk oil and gas prospects, and are focused on oil and liquids rich gas.
As of June 30, 2017, we held a working interest in 30 completed wells located in Texas and New Mexico, predominantly in the Permian Basin of West Texas and the Eagle Ford area of south Texas.
Our Relationship with Aurora
We are the managing partner of Aurora and we hold a fifty percent (50%) partnership interest in Aurora, which was established in January 2008. Aurora is a consolidated subsidiary with our company for financial statement purposes. We currently conduct all of our oil and natural gas operations through, and hold all of our oil and natural gas assets through, Aurora. Aurora is the record title-holder to substantially all of the oil and natural gas properties, wells and reserves referred to in this quarterly report. Through our partnership interest in Aurora, we are the beneficial owner of fifty percent (50%) of the oil and gas properties, wells and reserves held of record by Aurora.
We work together with Navitus, the other partner of Aurora, to increase proved reserves and the valuation of Aurora. Navitus Partners, LLC, a partner in Navitus, raises capital for contribution through Navitus to Aurora, the net proceeds of which are generally used to fund Aurora’s operations, as well as for the potential acquisition and development of targeted oil and gas opportunities. The investors in this offering receive a ten percent (10%) preferred return through their indirect interest in Navitus for five years and one warrant to purchase one share of our common stock for every dollar invested and additional benefits. Under the terms of the offering, Navitus has the right to contribute up to $15 million into Aurora and we are obligated to match the capital contribution amount of Navitus resulting from the offering. We are also required to match previous contributions made by Navitus. Under the agreement, we may also raise funds from other sources. Substantially all producing oil and natural gas assets are held in Aurora during the five year term of the Partnership Agreement, which ends in October 2017. As of June 30, 2017, Navitus has contributed an aggregate of $10.6 million into Aurora.
Navitus Energy Group
Navitus is a private Texas general partnership made-up of over 150 individual sophisticated accredited investors that have provided funding to our company directly and through a private placement that began in October 2012.
Background of the Divestiture
Our board and senior management have from time to time evaluated and considered a variety of strategic alternatives as part of a long-term strategy to increase stockholder value.
Since the oil and gas commodity price crash of 2014, our board and senior management have evaluated and considered a variety of strategic acquisitions and mergers as part of a long-term strategy to increase stockholder value. However, in almost every case we ran into obstacles ranging from deal valuation, the assets themselves, target entity management or other issues that made them unattractive. Since early 2016, we have, through our relationship with Visionary Private Equity Group (“Visionary”) maintained an open dialogue with the founders of Liquidmetal Coatings (“LMC”) and followed the marketplace acceptance of their revolutionary amorphous metal coating products that were designed specifically for the oil and gas industry. On November 16, 2016, Visionary entered into a non-disclosure agreement with consultants of LMC, and we commenced more formal discussions regarding the LMC company, their strategy, their products and the nature of their licensing structures.
Over the next few months, the parties, together with their respective advisors, continued to discuss the potential transaction and conducted due diligence. After the parties came to a mutual understanding as to the proposed material terms of the transaction, including a formula for determining the consideration (payable in equity of our company) to be paid for the contributed license and $5 million cash contribution being made by LMC, the board began formal discussion to enter into a letter of intent with a LMC related company named Armacor Holdings, LLC. On June 9, 2017, the board adopted resolutions by written consent that, among other things, authorized management to enter into a letter of intent with Armacor Holdings, LLC. Our company executed the letter of intent on June 10, 2017. Armacor Holdings, LLC subsequently assigned its rights under the letter of intent to Armacor, a related company. On June 12, 2017, we entered into a non-disclosure agreement with an independent financial consulting firm to perform the needed due diligence for the preparation of a fairness presentation and valuation range for both the LMC transaction and the Divestiture.
On July 5, 2017, the financial consulting firm made a fairness presentation to our board. The financial consulting firm gave a detailed presentation to the board regarding their analysis of the relative value of the license and cash being contributed by Armacor to our company and of the release of liabilities to be received by Navitus in exchange for our interest in Aurora. The firm answered questions from members of the board regarding its valuation methodology, the nature of the license being granted, and the fairness of the consideration being paid for the license and capital contribution to be made by Armacor and the nature of the liabilities being released by Navitus as part of the Divestiture. After discussion and consideration, our board unanimously determined that the Armacor license and $5 million cash contribution, as well as the Divestiture, offered our company the best path forward for its stockholders.
On July 14, 2017, the board adopted resolutions by written consent to authorize management to move forward with the review and final negotiations of all transaction documents for the Armacor transaction and the Divestiture. Our Board was updated informally by management on a regular basis regarding the status of the proposed transactions. During the period from July 14, 2017 through execution of the definitive agreements on August 21, 2017, we negotiated final terms of the various transaction agreements with the parties and worked with legal counsel to finalize related documents. On August 21, 2017, the board adopted resolutions by written consent to approve the final forms of all definitive agreements, including the Divestiture Agreement.
On August 21, 2017, the Divestiture Agreement was signed by all parties and was publicly disclosed on August 22, 2017.
Reasons for the Divestiture
 At the time of approval, after (i) having decided to pursue a divestiture of Aurora, (ii) reviewing all material information reasonably available to it, including consideration of potential alternative courses of action, and (iii) consultation with our management and its financial and legal advisors, our board of directors determined that the Divestiture is advisable and fair to, and in the best interests of, our company and its stockholders. Our board of directors made this determination and approved the Divestiture based on its consideration of a number of factors, the material ones of which included (not necessarily in order of relative importance):

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Its views on the potential value of Aurora given the liabilities associated with the ownership of Aurora and based on several different metrics, including from a net asset value perspective, and that the Divestiture represents an attractive valuation of Aurora and ability for us to eliminate liabilities and enhance our balance sheet;

•	Our recent discussions with advisors regarding strategic alternatives, potential acquisitions and merger and/or sale opportunities;

•	Its comparison of potential values, benefits, risks and uncertainties of the Divestiture to other potential courses of action, including continuing to retain and operate Aurora;

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That we have obtained an exclusive sublicense from Armacor to the liquid metal technology and are changing our business plan to begin engaging in the oilfield services business such that the ownership of exploration and production assets is outside of our core business plan;

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Our stockholders will continue to participate in our new oilfield services business following the completion of the Divestiture and our stockholders, therefore, will continue to retain the ability to participate in our potential growth and future prospects;

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The belief that the Divestiture will benefit our company and enhance stockholder value with respect to the remaining assets of our company by, among other things: (i) placing focus on our existing assets and potential additional opportunities; and (ii) creating a stronger balance sheet through debt reduction; and

•	The terms and conditions of the Divestiture Agreement and the likelihood that the transactions contemplated by the Divestiture Agreement will be consummated in a timely manner.
The foregoing discussion of factors considered by our board of directors is not intended to be exhaustive, but is believed to include material factors considered in approving the Divestiture, although individual members of our board of directors may have given different weights to different factors. Based on the totality of the information presented, our board of directors collectively reached the unanimous decision to approve and declare advisable the Divestiture in light of the factors described above and other factors that the members of our board of directors felt were appropriate.
Activities of our Company Following the Divestiture
Following the Divestiture of its interests in Aurora to Navitus, we will remain a public company, which will be focused exclusively on technology-driven, friction reducing oilfield products and services. Specifically, delivering metal coating products and services that provide protection and friction reduction for nearly every metal component of a drilling operation. Our goal is to help drillers become more efficient while creating better outcomes for every well they drill and complete.
As a well-capitalized technology-enabled oilfield services business, with ownership of a worldwide, perpetual, royalty-free, fully-paid and exclusive license and rights to all future LMC oil and gas product innovations, we believe that ongoing financing beyond the initial $5 million investment that we expect to receive from Armacor will be more accessible. The protected intellectual property also creates a meaningfully differentiated services business, with little effective competition.
Our company will initially embark on a U.S. oilfield services company acquisition initiative, aimed at oilfield service companies already using one or more of the Armacor® brand of Liquidmetal® products and/or who are recognized as a high-quality services provider to strategic customers in the major Texas and Oklahoma basins. The acquisition of these oilfield services companies will provide immediate U.S. channel distribution for our products and increase revenue accordingly. These acquisitions, when complete, will create subsidiaries in each major basin. We intend to grow each of these company owned distribution entities by providing better access to capital, more disciplined sales and marketing development, customer needs collaboration and infrastructure build-out.
Terms of the Divestiture Agreement
On August 21, 2017, we entered into the Divestiture Agreement with Navitus, pursuant to which we agreed to divest and transfer our 50% ownership interest in Aurora to Navitus, which currently owns the remaining 50% interest, and issue 166,549,134 shares of our common stock (or 4,382,872 shares following the planned 1-for-38 reverse stock split) to Navitus in consideration for a release from Navitus of all of our obligations under the Partnership Agreement, including, without limitation, obligations to return to Navitus investors their accumulated deferred capital, deferred interest and related allocations of equity.
The Divestiture Agreement contains usual pre- and post-closing representations, warranties and covenants. In addition, Navitus agreed that our company may take any steps necessary to amend the exercise price of warrants issued to Navitus Partners, LLC to reflect an exercise price of $0.04. We also agreed to provide Navitus with demand registration rights with respect to the shares to be issued to it under the Divestiture Agreement, whereby we agreed to, upon Navitus’ request, file a registration statement on an appropriate form with the SEC covering the resale of such shares and use our commercially reasonable efforts to cause such registration statement to be declared effective within one hundred twenty (120) days following such filing.
Conditions to Closing
Closing of the Divestiture Agreement is subject to customary closing conditions and certain other specific conditions, including the following:

•	the issuance of 166,549,134 shares of our common stock (or 4,382,872 shares following the planned 1-for-38 reverse stock split) to Navitus;

•	the payment or satisfaction by our company of all indebtedness or other liabilities of Aurora, which total approximately $1.2 million;

•	the receipt of any authorizations, consents and approvals of all governmental authorities or agencies;

•	the receipt of any required consents of any third parties;

•	the execution of an amendment and restatement of the Partnership Agreement;

•	the execution of a mutual release by the parties; and

•	the execution of customary officer certificates by our company and Navitus regarding the representations, warrants and covenants contained in the Divestiture Agreement.
Closing is expected to occur shortly after approval at the Meeting.
Termination
The Divestiture Agreement may be terminated (i) by mutual written consent, (ii) by either party if any governmental entity has issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by Divestiture Agreement, (iii) by either party if the other party has breached is representations and warrants or any covenant or other agreement to be performed by it in a manner such that the closing conditions would not be satisfied; (iv) by Navitus if (a) its conditions set forth in the Divestiture Agreement have been satisfied and our company fails to consummate the Divestiture on the date the closing should have occurred pursuant to the Divestiture Agreement and (b) Navitus has irrevocably confirmed in writing that all our conditions set forth in the Divestiture Agreement have been satisfied or that it is willing to waive all unsatisfied conditions and it stands ready, willing and able to consummate the closing on such date; or (v) by our company if (a) its conditions set forth in the Divestiture Agreement have been satisfied and Navitus fails to consummate the Divestiture on the date the closing should have occurred pursuant to the Divestiture Agreement and (b) we have irrevocably confirmed in writing that all Navitus’ conditions set forth in the Divestiture Agreement have been satisfied or that we are willing to waive all unsatisfied conditions and we stand ready, willing and able to consummate the closing on such date.
Tax Treatment
We are transferring our partnership interests in Aurora to Navitus and issuing common stock to Navitus. Our basis in these assets is being used to determine the gain. We expect the Divestiture to result in the recognition of a nearly $400,000 gain by our company. However, it is not expected that the taxes resulting from the recognition of such gain will be material.
Regulatory Approvals
We are not aware of any federal or state regulatory requirements that must be complied with or approval that must be obtained in connection with the Divestiture.
Reports, Opinions and Appraisals
Our company engaged a third-party consulting firm to provide a fairness presentation for the Divestiture to our board; however, due to our financial condition and the uncertainty of our ability to continue as a going concern, we did not engage financial and legal advisors to prepare a fairness opinion regarding the Divestiture, as such an opinion would be expensive and would strain our remaining financial resources.
Requirements for Stockholder Approval
The divestiture and sale of our ownership interest in Aurora represents the sale of a substantial portion of our assets. Although not required under Nevada law, we therefore agreed, pursuant to the Divestiture Agreement, to obtain stockholder approval of the Divestiture.
Interests of Certain Persons in the Divestiture Proposal
As noted under “Transactions with Related Persons” above, Dr. Ronald Zamber, the chairman of our board of directors and beneficial owner of approximately 49.68% of the shares eligible to vote at the Meeting, is the managing member of James Capital Consulting, LLC, which is the managing partner of Navitus.
No Dissenters’ Rights
Under Nevada law, holders of our common stock are not entitled to dissenter’s rights of appraisal with respect to the approval of the Divestiture Proposal.
Vote Required
 The approval of the Divestiture Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting. An abstention will have no effect on the Divestiture Proposal. Since the Divestiture Proposal is considered to be a “non-routine” matter, shares that constitute broker non-votes are not considered votes cast on the Divestiture Proposal.
Our board of directors unanimously recommends a vote “FOR” approval of the Divestiture Proposal.

 PROPOSAL NO. 3 – 2017 EQUITY INCENTIVE PLAN
Overview
Our board of directors is asking stockholders to approve the Plan. Long-term incentives have been a critical component of our compensation programs and are intended to reward our employees for long-term sustained performance that is aligned with stockholder interests. Our board approved the Plan for grants of restricted stock, stock options and other forms of incentive compensation to our officers, employees, directors and consultants. The Plan was adopted on September 14, 2017, subject to stockholder approval.
Approval of the Plan is needed to replenish the pool of shares available for the grant of stock-based compensation. No shares remain available as of the Record Date for grant under our 2014 Long Term Incentive Plan. Therefore, if stockholder approval is not obtained, we will not be able to grant incentive equity awards other than nonqualified awards granted outside of any formal plan.
The Plan incorporates key corporate governance practices, including the following:

•
limits the number of shares available to 570,000,000 (or 15,000,000 following the planned 1-for-38 reverse stock split), which represents approximately 18% of our issued and outstanding common shares on a fully-diluted basis (assuming conversion of all outstanding preferred stock and all other securities that are exercisable or exchangeable for, or convertible into, our common stock) as of the Record Date;

•	all shares granted in connection with awards other than options and stock appreciation rights count as two (2) shares against the share limit;

•	the price of any option may not be altered or repriced without stockholder approval;

•	discounted stock options and stock appreciation rights are prohibited;

•	reload options are not permitted;

•	performance goals may be imposed on grants;

•	no ability of participants to receive dividend payments with respect to restricted stock until the shares are vested;

•	liberal share counting is not permitted;

•
payment of the exercise price or applicable taxes made by delivery of shares, or withholding of shares, in satisfaction of a participant’s obligation, will not result in additional shares becoming available for subsequent awards under the Plan; and

•	qualifies performance incentive awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
The Plan is being submitted to the stockholders for approval in order to qualify certain awards made to certain officers as deductible for federal income tax purposes under section 162(m) of the Code. Stockholder approval is also necessary under the federal income tax rules applicable to incentive stock options.
Our board believes equity compensation is an important component of our compensation programs. Our ability to attract, retain and motivate top quality employees is material to our success, and we believe we can better achieve these objectives with grants made under the Plan. In addition, our board believes that the interests of both our company and our stockholders are advanced by affording our employees, officers and directors the opportunity to acquire or increase their proprietary interests in our company.
Significant Features of the Plan
The following is a summary of certain significant features of the Plan. The information which follows is subject to, and qualified in its entirety by reference to, the Plan document, which is attached to this proxy statement as Annex C. We urge you to read the Plan in its entirety.
Awards that may be granted include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards. These awards offer our officers, employees, consultants and directors the possibility of future value, depending on the long-term price appreciation of our common stock and the award holder’s continuing service with our company.
Stock options give the option holder the right to acquire from our company a designated number of shares of common stock at a purchase price that is fixed upon the grant of the option. The exercise price will be not less than the market price of the common stock on the date of grant. Stock options granted may be either tax-qualified stock options (so-called “incentive stock options”) or non-qualified stock options.
Stock appreciation rights (“SARs”), which may be granted alone or in tandem with options, have an economic value similar to that of options. When a SAR for a particular number of shares is exercised, the holder receives a payment equal to the difference between the market price of the shares on the date of exercise and the exercise price of the shares under the SAR. Again, the exercise price for SARs normally is the market price of the shares on the date the SAR is granted. Under the Plan, holders of SARs may receive this payment – the appreciation value – either in cash or shares of common stock valued at the fair market value on the date of exercise. The form of payment will be determined by our company.
Restricted shares are shares of common stock awarded to participants at no cost. Restricted shares can take the form of awards of restricted stock, which represent issued and outstanding shares of our common stock subject to vesting criteria, or restricted stock units, which represent the right to receive shares of our common stock subject to satisfaction of the vesting criteria. Restricted shares are forfeitable and non-transferable until the shares vest. The vesting date or dates and other conditions for vesting are established when the shares are awarded.
The Plan also provides for performance compensation awards, representing the right to receive a payment, which may be in the form of cash, shares of common stock, or a combination, based on the attainment of pre-established goals.
All of the permissible types of awards under the Plan are described in more detail as follows:
Purposes of Plan: The purposes of the Plan are to: attract and retain officers, employees and directors for our company and its subsidiaries; motivate them by means of appropriate incentives to achieve long-range goals; provide incentive compensation opportunities; and further align their interests with those of our stockholders through compensation that is based on our common stock.
Administration of the Plan: Administration of the Plan is entrusted to the compensation committee of the board of directors (the “Committee”). Among other things, the Committee has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, performance criteria, restrictions and other provisions of awards. The Committee has authority to establish, amend and rescind rules and regulations relating to the Plan.
Eligible Recipients: Persons eligible to receive awards under the Plan will be those officers, employees, consultants, and directors of our company and its subsidiaries who are selected by the Committee administering the Plan.
Shares Available Under the Plan: The maximum number of shares of our common stock that may be delivered to participants under the Plan is 570,000,000, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. Following the planned 1-for-38 reverse stock split, such number shall be adjusted to 15,000,000 shares. Shares subject to an award under the Plan for which the award is canceled, forfeited or expires again become available for grants under the Plan. Shares subject to an award that is settled in cash will not again be made available for grants under the Plan. The maximum number of shares that may be covered by awards to any single individual in any year is 9,500,000 (or 250,000 following the planned 1-for-38 reverse stock split) and the maximum cash payment that can be made to any individual for any single or combined performance goals for any performance period is $250,000.
Stock Options:
General. Subject to the provisions of the Plan, the Committee has the authority to determine all grants of stock options. That determination will include: (i) the number of shares subject to any option; (ii) the exercise price per share; (iii) the expiration date of the option; (iv) the manner, time and date of permitted exercise; (v) other restrictions, if any, on the option or the shares underlying the option; and (vi) any other terms and conditions as the Committee may determine.
Option Price. The exercise price for stock options will be determined at the time of grant. Normally, the exercise price will not be less than the fair market value on the date of grant. As a matter of tax law, the exercise price for any incentive stock option awarded may not be less than the fair market value of the shares on the date of grant. However, incentive stock option grants to any person owning 10% or more of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.
Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the Committee at the time of the grant. The option must be exercised by notice to our company, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the Committee, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.
Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the Committee at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of 10% or more of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with our company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the Committee and reflected in the grant evidencing the award.
Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of Code for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.
Stock Appreciation Rights: Awards of SARs may be granted alone or in tandem with stock options. SARs provide the holder with the right, upon exercise, to receive a payment, in cash or shares of stock, having a value equal to the excess of the fair market value on the exercise date of the shares covered by the award over the exercise price of those shares. Essentially, a holder of a SAR benefits when the market price of the common stock increases, to the same extent that the holder of an option does, but, unlike an option holder, the SAR holder need not pay an exercise price upon exercise of the award.
Stock Awards: Stock awards can also be granted under the Plan. A stock award is a grant of shares of common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the Committee shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.
Cash Awards: A cash award is an award that may be in the form of cash or shares of common stock or a combination, based on the attainment of pre-established performance goals and other conditions, restrictions and contingencies identified by the Committee.
Section 162(m) of the Code: Section 162(m) of the Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1.0 million for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief financial officer) determined at the end of each year, referred to as covered employees. However, performance-based compensation is excluded from this limitation. The Plan is designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), but it is not required under the Plan that awards qualify for this exception.
Performance Criteria: Under the Plan, one or more of the following performance criteria will be used by the Committee in establishing performance goals:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or net revenue growth;

•	gross revenue;

•	gross profit or gross profit growth;

•	net operating profit (before or after taxes);

•	return on assets, capital, invested capital, equity, or sales;

•	cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

•	earnings before or after taxes, interest, depreciation and/or amortization;

•	gross or operating margins;

•	improvements in capital structure;

•	budget and expense management;

•	productivity ratios;

•	economic value added or other value added measurements;

•	share price (including, but not limited to, growth measures and total shareholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	working capital targets;

•	enterprise value;

•	safety record;

•	completion of acquisitions or business expansion;

•	achieving research and development goals and milestones;

•	achieving product commercialization goals; and

•	other criteria as may be set by the Committee from time to time.
Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of our company, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee deems appropriate.
In determining the actual size of an individual performance compensation award, the Committee may reduce or eliminate the amount of the award through the use of negative discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (i) grant or provide payment in respect of performance compensation awards if the performance goals have not been attained or (ii) increase a performance compensation award above the maximum amount payable under the Plan.
Other Material Provisions: Awards will be evidenced by a written agreement, in such form as may be approved by the Committee. In the event of various changes to the capitalization of our company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the Committee to the number of shares covered by outstanding awards or to the exercise price of such awards. The Committee is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our company, including acceleration of vesting. Except as otherwise determined by the Committee at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, our company is permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board also has the authority, at any time, to discontinue the granting of awards. The board also has the authority to alter or amend the Plan or any outstanding award or may terminate the Plan as to further grants, provided that no amendment will, without the approval of our stockholders, to the extent that such approval is required by law or the rules of an applicable exchange, increase the number of shares available under the Plan, change the persons eligible for awards under the Plan, extend the time within which awards may be made, or amend the provisions of the Plan related to amendments. No amendment that would adversely affect any outstanding award made under the Plan can be made without the consent of the holder of such award.
Federal Income Tax Consequences of Awards: The following is based on current laws, regulations and interpretations, all of which are subject to change. It does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.
Stock Options. In general, the grant of a stock option will not be a taxable event to the recipient and will not result in a tax deduction to our company. The tax consequences resulting from an exercise of a stock option and the subsequent disposition of the shares acquired upon the exercise depends, in part, on whether the option is an incentive stock option or a non-qualified stock option. Upon the exercise of a non-qualified stock option, the holder will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares received upon exercise over the exercise price (the “spread”). Our company will be able to claim a tax deduction for this spread, provided it satisfies compensation reporting requirements under the Code and is not otherwise precluded from taking a deduction because of Section 162(m) deduction limitations described below. Any gain or loss upon the subsequent sale or exchange of the shares by the holder will be capital gain or loss, long term or short term, depending upon the holding period for the shares. Upon the exercise of an incentive stock option, a holder will generally not recognize taxable income at the time of exercise and no tax deduction will be available to our company, provided the option is exercised when the holder is an employee of our company or, in certain circumstances, within a limited time thereafter. The difference between the exercise price and the fair market value of the shares on the date of exercise is treated by the holder as an item of adjustment for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an incentive stock option are subsequently sold by the holder and such sale takes place after the statutory “holding period” (which is the later of two years from the date of grant or one year after the date of exercise), the gain or loss realized will be the difference between the sales price and the exercise price and will be treated as a long term capital gain or loss. If the sale takes place prior to expiration of the holding period, the holder of the shares will recognize ordinary income at the time of sale equal to the spread and our company will be entitled to a tax deduction in equal amount. The remaining gain to the holder, if any, will be capital gain, either long term or short term.
Stock Appreciation Rights. No taxable income will be realized by a recipient in connection with the grant of a SAR. Generally, when the holder of a SAR exercises the SAR, the amount of cash or the fair market value of the shares received upon exercise will be ordinary compensation income to the holder and our company will be entitled to a corresponding tax deduction, subject to Section 162(m).
Restricted Shares. An award of restricted shares, like the grant of an option, is not taxable to the recipient. The holder of restricted shares generally will recognize ordinary compensation income at the time the restrictions on the shares lapse, which is the vesting date thereof, based on the fair market value of our shares on that date. Subject to the Section 162(m) limitations, this amount is deductible for federal income tax purposes by our company. Dividends paid with respect to restricted shares prior to vesting will be taxable as ordinary compensation income to the holder (not as “qualifying dividends”) and will be deductible by our company. A holder of restricted shares may elect under Section 83(b) of the Code, in lieu of the treatment described above, to take immediate recognition of income at the time the shares are received. In that event, the holder will recognize ordinary compensation income equal to the fair market value of the shares at the date of grant, which amount will be deductible by our company, and dividends subsequently paid to the holder with respect to the shares will be taxable to the holder as “qualifying dividends” and will not be deductible by our company.
Other Awards. Cash awards are generally taxable as ordinary compensation income in the year of receipt and will be deductible as such by our company. Restricted stock units, deferred cash awards and other types of deferred awards are subject to Section 409A of the Code regarding non-qualified deferred compensation plans. Our company intends to use reasonable efforts to design any such awards in a manner that avoids Section 409A or that complies with Section 409A.
Potential Limitation on Company Deductions. Our company will generally be entitled to a tax deduction in connection with awards in an amount equal to the ordinary income recognized by a recipient and at the time the recipient realizes such income, subject to Section 162(m) limitations of the Code, as discussed elsewhere in this proxy statement.
Recognition of Compensation Expense. In accordance with Statement of Financial Accounting Standards No.123R, “Share-Based Payment,” our company is required to recognize compensation expense in its income statement for the grant-date fair value of stock options and other equity-based compensation issued to its employees and directors, the amount of which can only be determined at the time of grant.
New Plan Benefits
The future awards, if any, that will be made to eligible persons under the Plan are subject to the discretion of the Committee and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our employees, consultants and non-employee directors under the Plan. Therefore, a New Plan Benefits Table is not provided.
Vote Required
 The approval of the Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting. An abstention will have no effect on this proposal. Since this proposal is considered to be a “non-routine” matter, shares that constitute broker non-votes are not considered votes cast on this proposal.
Our board of directors unanimously recommends a vote “FOR” approval of the Plan.

PROPOSAL NO. 4 – DIRECTOR PROPOSAL
Director Nominees
Our board has recommended the election of the seven (7) director nominees listed below.
Kenneth Hill
Ronald W. Zamber
Robert Grenley
Ricardo A. Salas
Kevin DeLeon
Julio C. Herrera
Eric Eilertsen
For biographical information regarding these nominees, see “Directors and Executive Officers” above. If elected at the Meeting, these nominees will hold office until the next annual meeting or until their successors are qualified, subject to their prior death, resignation or removal.
The slate of nominees to the Board is favored by our board. The present board believes that the slate reflects a broad range of experience with regard to financial, investment and regulatory matters and to the various interests of our company. Finally, the present board believes that the slate of directors contains individuals who will be able to assist in the further development of our company.
Vote Required
The election of each director nominee requires the affirmative vote of a plurality of votes of the shares cast at the election. That means the seven (7) nominees will be elected if they receive more affirmative votes than any other nominees. In the absence of instructions to the contrary, shares of common stock represented by properly executed proxies will be voted for the seven (7) nominees listed herein below, all of whom are recommended by our board and who have consented to be named and to serve if elected.
In the event that any nominee recommended by our board is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. Our board knows of no reason why any of the nominees will be unavailable or decline to serve as a director.
Our Board of Directors unanimously recommends a vote “FOR” each director nominee.

PROPOSAL NO. 5 – ADJOURNMENT PROPOSAL
 Our board has determined that the adjournment of the Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the proposals described herein, is advisable and in the best interests of our company and its stockholders and has approved the adjournment of the Meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Meeting to approve the proposals described herein.
 The Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting.
Our board of directors unanimously recommends a vote “FOR” approval of the Adjournment Proposal.

TRANSACTION OF OTHER BUSINESS
 At the date of this proxy statement, the only business which the board intends to present at the Meeting is as set forth above. If any other matter or matters are properly brought before the Meeting, or an adjournment or postponement thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.
HOUSEHOLDING OF PROXY STATEMENT
The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of our proxy materials to households at which two or more stockholders reside (“Householding”). Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to Householding, either affirmatively or implicitly by not objecting to Householding, received only one copy of our proxy materials. A stockholder who wishes to participate in Householding in the future must contact his or her broker, bank or other intermediary directly to make such request. Alternatively, a stockholder who wishes to revoke his or her consent to Householding and receive separate proxy materials for each stockholder sharing the same address must contact his or her broker, bank or other intermediary to revoke such consent. Stockholders may also obtain a separate proxy statement or may receive a printed or an e-mail copy of this proxy statement without charge by sending a written request to Victory Energy Corporation, Attn: Corporate Secretary, 3355 Bee Caves Road, Suite 608, Austin, Texas 78746. We will promptly deliver a copy of this proxy statement upon request. Householding does not apply to stockholders with shares registered directly in their name.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at, or obtain copies of this information by mail from, the SEC's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at (800) SEC-0330 for further information about the public reference room. Our filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.
  The SEC allows us to “incorporate by reference” into this proxy statement documents that we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Meeting:

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2016;

•	Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017; and

•	Current Reports on Form 8-K filed on February 7, 2017, April 13, 2017 and August 24, 2017.
Notwithstanding the foregoing, information furnished under Items 2.02, 7.01 and 8.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement. In addition, statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are only summaries of the material terms and as such we encourage you to carefully read in its entirety that contract or other document filed as an exhibit with the SEC.
 Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written request directed to Victory Energy Corporation, Attn: Corporate Secretary, 3355 Bee Caves Road, Suite 608, Austin, Texas 78746, or by calling us at (512) 347-7300. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.
 THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED SEPTEMBER 28, 2017. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
VICTORY ENERGY CORPORATION

4

Victory Energy Corporation (hereinafter referred to as the “Corporation”), a corporation organized and existing under and by virtue of the laws of the State of Nevada, does hereby certify as follows:
1.    The current name of the Corporation is Victory Energy Corporation.
2.    The original Articles of Incorporation of the Corporation were filed in the Office of the Secretary of State on January 7, 1982.
3.    These Amended and Restated Articles of Incorporation have been duly approved by the Board of Directors of the Corporation pursuant to a unanimous written consent in lieu of a meeting, dated September 14, 2017, and by the holders of a majority of the Corporation’s issued and outstanding capital stock entitled to vote thereon at a meeting duly called and held on __________, 2017, in accordance with the provisions of Sections 78.390 and 78.403 of the Nevada Revised Statutes.
4.    The provisions of the Articles of Incorporation of the Corporation as heretofore amended and/or supplemented are hereby restated, integrated and further amended to read in its entirety as follows:

ARTICLE I
NAME

The name of the corporation is Victory Energy Corporation (hereinafter, the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE III
AUTHORIZATION TO ISSUE CAPITAL STOCK

The aggregate number of shares which the Corporation shall have the authority to issue is 300,000,000 shares of Common Stock having a par value of $0.001 per share and 10,000,000 shares of Preferred Stock having a par value of $0.001 per share. All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. The Corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the Corporation. Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Nevada Revised Statutes. Full-paid stock of the Corporation shall not be liable to any further call or assessment.

Effective as of ________, 2017, each thirty-eight (38) shares of the issued and outstanding Common Stock of the Corporation shall be reverse split into one (1) share of common stock of the Corporation. No fractional shares shall be issued in connection with the reverse split. Any fractional share that would otherwise be issued as a result of the reverse split will be rounded up to the nearest whole share.

ARTICLE IV
GOVERNING BOARD

The members of the governing board of the Corporation shall be known as the board of directors. The number of directors comprising the board of directors shall be set forth in the bylaws of the Corporation.

ARTICLE V
INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Corporation is authorized to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes as such statutes may be amended from time to time.

ARTICLE VI
LIABILITY OF DIRECTORS AND OFFICERS

No director or officer shall be personally liable to the Corporation or any of its stockholders for damages for any breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article VI by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director of officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VII
ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by an successor section, statute, or provision. No amendment to these Amended and Restated Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article VII shall apply to or have any effect on any transaction involving acquisition of control by any person occurring prior to such amendment or repeal.

ARTICLE VIII
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Amended and Restated Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article VIII shall apply to or have any effect on any transaction with an interested stockholder occurring prior to such amendment or repeal.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this ___ day of ______________ 2017.

VICTORY ENERGY CORPORATION

By:
Name: Kenneth Hull
Title: Chief Executive Officer

ANNEX B

DIVESTITURE AGREEMENT

dated as of August 21, 2017

between

VICTORY ENERGY CORPORATION

AND

NAVITUS ENERGY GROUP

TABLE OF CONTENTS
Page
Article I DEFINITIONS    1
1.1.Certain Definitions.    1
Article II DIVESTITURE    1
2.1.Divestiture    1
2.2.Closing.    1
2.3.Transactions to be Effected at the Closing.    1
Article III REPRESENTATIONS AND WARRANTIES OF VICTORY    1
3.1.Organization; Authority and Enforceability.    1
3.2.Noncontravention.    1
3.3.The Interests.    1
3.4.Brokers’ Fees.    1
Article IV REPRESENTATIONS AND WARRANTIES OF NAVITUS    1
4.1.Organization; Authority and Enforceability.    1
4.2.Noncontravention.    1
4.3.Brokers’ Fees.    1
Article V COVENANTS    1
5.1.Consents.    1
5.2.Taking of Necessary Action; Further Action.    1
5.3.Stockholders Meeting; Preparation of Proxy Statement.    1
5.4.Repricing of Warrants.    1
Article VI CONDITIONS TO OBLIGATIONS TO CLOSE    1
6.1.Conditions to the Obligation of Parties.    1
6.2.Conditions to Obligation of Navitus.    1
6.3.Conditions to Obligation of Victory.    1
Article VII TERMINATION; AMENDMENT; WAIVER    1
7.1.Termination of Agreement.    1
7.2.Effect of Termination.    1
7.3.Amendments.    1
7.4.Waiver.    1
Article VIII MISCELLANEOUS    1
8.1.Press Releases and Public Announcement.    1
8.2.No Third-Party Beneficiaries.    1
8.3.Entire Agreement.    1
8.4.Succession and Assignment.    1
8.5.Construction.    1
8.6.Notices.    1
8.7.Governing Law.    1
8.8.Consent to Jurisdiction and Service of Process.    1

8.9.Headings.    1
8.10.Severability.    1
8.11.Expenses.    1
8.12.Incorporation of Exhibits and Schedules.    1
8.13.Limited Recourse.    1
8.14.Specific Performance.    1
8.15.Counterparts.    1
8.16.No Survival of Representations and Warranties.    1

DIVESTITURE AGREEMENT
DIVESTITURE AGREEMENT, dated August 21, 2017 (the “Agreement”), between VICTORY ENERGY CORPORATION, a Nevada corporation (“Victory”) and NAVITUS ENERGY GROUP, a Texas general partnership (“Navitus”).
RECITALS
A.    Victory is the managing partner and beneficial owner of fifty percent (50%) of the partnership interests (the “Interests”) in Aurora Energy Partners, a Texas general partnership (the “Partnership”). Navitus is the owner of the remaining fifty percent (50%) of the partnership interests in the Partnership.
B.    Victory desires to divest and transfer to Navitus all of the Interests (the “Divestiture”) in consideration for a release from Navitus of all of Victory’s obligations under the Partnership Agreement (as defined below), including, without limitation, obligations to return to Navitus investors their accumulated deferred capital, deferred interest and related allocations of equity.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I
DEFINITIONS
1.1.    Certain Definitions.
(a)    When used in this Agreement, the following terms will have the meanings assigned to them in this Section 1.1(a) and other defined terms will have the meanings given to them elsewhere in this Agreement:
“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with, such Person. For purposes of this definition, “Control” (including the terms “Controlled by” and “under common Control with”) means possession of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, partnership interests, membership interests or other equity interests, as trustee or executor, by contract or otherwise.
“Amended Partnership Agreement” means the third amended partnership agreement of the Partnership reflecting, among other things, Navitus as the managing partner and owner of the Interests, to be executed and delivered at the Closing, in the form reasonably satisfactory to Navitus and Victory.
“Business Day” means a day other than a Saturday, Sunday or other day on which banks located in Austin, Texas are authorized or required by Law to close.
“Common Stock” means the common stock, par value $0.001 per share, of Victory.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Governmental Entity” means any entity or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to United States federal, state or local government or foreign, international, multinational or other government, including any department, commission, board, agency, bureau, official or other regulatory, administrative or judicial authority thereof.
“Law” means any statute, law, ordinance, rule, or regulation of any Governmental Entity.
“Liability” means all indebtedness, obligations and other liabilities and contingencies of a Person, whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due.
“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, hypothecation or other encumbrance in respect of such property or asset.
“Partnership Agreement” means the second amended partnership agreement of the Partnership, dated October 1, 2011, between Victory and Navitus, currently in effect, which shall be amended by the Third Amended Partnership Agreement pursuant to the terms of this Agreement.
“Permit” means any authorization, approval, consent, certificate, license, permit or franchise of or from any Governmental Entity of competent jurisdiction or pursuant to any Law.

“Permitted Liens” means (i) Liens for taxes that are not yet due and payable or that may hereafter be paid without material penalty or that are being contested in good faith, (ii) statutory Liens of landlords and workers’, carriers’ and mechanics’ or other like Liens incurred in the ordinary course of business or that are being contested in good faith, (iii) Liens and encroachments which do not materially interfere with the present or proposed use of the properties or assets they affect, (iv) Liens that will be released prior to or as of the Closing and (v) Liens arising under this Agreement.
“Person” means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a Governmental Entity or any agency, instrumentality or political subdivision of a Governmental Entity, or any other entity or body.
“Release” means the mutual release in the form of Exhibit A to this Agreement.
“Securities Act” means the Securities Act of 1933, as amended.
“Shareholder Approval” means a special meeting of the shareholders of Victory that is to take place as soon as practicable following the date hereof (and if possible, on or before November 30, 2017), to obtain the approval of the Victory shareholders of, among other things, the Divestiture contemplated by this Agreement.
“$” means United States dollars.
(b)    For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires: (i) the meaning assigned to each term defined herein will be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting any gender will include all genders as the context requires; (ii) where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning; (iii) the terms “hereof”, “herein”, “hereunder”, “hereby” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (iv) when a reference is made in this Agreement to an Article, Section, paragraph, Exhibit or Schedule without reference to a document, such reference is to an Article, Section, paragraph, Exhibit or Schedule to this Agreement; (v) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule will also apply to paragraphs and other subdivisions; (vi) the word “include”, “includes” or “including” when used in this Agreement will be deemed to include the words “without limitation”, unless otherwise specified; (vii) a reference to any party to this Agreement or any other agreement or document will include such party’s predecessors, successors and permitted assigns; (viii) a reference to any Law means such Law as amended, modified, codified, replaced or reenacted as of the date hereof, and all rules and regulations promulgated thereunder as of the date hereof; and (ix) all accounting terms used and not defined herein have the respective meanings given to them under U.S. generally accepted accounting principles.
ARTICLE II
DIVESTITURE
2.1.    Divestiture. Upon the terms and subject to the conditions set forth in this Agreement, Victory will sell, transfer and deliver to Navitus free and clear of all Liens, indebtedness and other Liabilities, and Navitus will acquire from Victory, the Interest in exchange for the Release. At or prior to the Closing, Victory shall pay off or otherwise satisfy all indebtedness and other Liabilities of the

Partnership specifically listed on Schedule 2.1 hereto, such that the Partnership shall own all of its assets free and clear of all Liens other than Permitted Liens.
2.2.    Closing. The consummation of the transaction contemplated hereby (the “Closing”) will take place by the reciprocal delivery of closing documents by electronic mail, regular mail, fax or any other means mutually agreed upon by the parties on a date that is no later than two Business Days immediately following the day on which the last of the conditions to closing contained in Article IV (other than any conditions that by their nature are to be satisfied at the Closing) is satisfied or waived in accordance with this Agreement or at such other location or on such other date as Navitus and Victory may mutually determine (the date on which the Closing actually occurs is referred to as the “Closing Date”).
2.3.    Transactions to be Effected at the Closing. At the Closing, Navitus and Victory will execute and deliver to each other the Amended Partnership Agreement, which, among other things, will reflect Navitus as the sole owner of the Partnership and will reflect the release of Victory from all of Victory’s obligations under the Partnership Agreement, including, without limitation, obligations to return to Navitus investors their accumulated deferred capital, deferred interest and related allocations of equity and Navitus will execute and deliver to Victory the Release, and each Party will execute and deliver to the other Party all other documents, instruments or certificates required to be delivered by such Party in connection therewith.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF VICTORY
Victory represents and warrants to Navitus as follows:
3.1.    Organization; Authority and Enforceability. Victory is a Nevada corporation that is validly existing and in good standing under the Laws of the State of Nevada. Victory has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to the Shareholder Approval, to consummate the Acquisition and the other transactions contemplated hereby. The execution, delivery and performance by Victory of this Agreement and the consummation by Victory of the Acquisition and the other transactions contemplated hereby have been duly authorized by all necessary action on the part of Victory and no other action is necessary on the part of Victory to authorize this Agreement or to consummate the Acquisition or the other transactions contemplated hereby (other than the Shareholder Approval). This Agreement has been duly executed and delivered by Victory and, assuming the due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding obligation of Victory, enforceable against Victory in accordance with its terms, except as limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law.
3.2.    Noncontravention.

(a)    Neither the execution and the delivery of this Agreement nor the consummation of the Divestiture or the other transactions contemplated by this Agreement, will, with or without the giving of notice or the lapse of time or both, (i) to the actual knowledge of Victory, violate any law applicable to Victory or (ii) violate any contract or agreement to which Victory is a party, except in the case of clauses (i) and (ii) to the extent that any such violation would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Partnership.
(b)    The execution and delivery of this Agreement by Victory does not, and the performance of this Agreement by Victory will not, require any consent, approval, authorization or Permit of, or filing with or notification to, any Governmental Entity, except for (i) the filings which will be made at or prior to the Closing or following the Closing, but within required time limits or (ii) where the failure to take such action would not reasonably be expected to have, individually or in the aggregate, have a material adverse effect on the Partnership.
3.3.    The Interests.
(a)    Victory holds of record and owns beneficially all of the Interests, free and clear of all Liens (other than Permitted Liens), except for Liens that will be removed at the Closing.
(b)    Victory is not party to any contract or agreement obligating Victory to vote or dispose of any Interests.
3.4.    Balance Sheet. Attached as Schedule 3.4 is a true and correct copy of the balance sheet of the Partnership.
3.5.    Brokers’ Fees. Victory does not have any Liability to pay any fees or commissions to any broker, finder or agent with respect to this Agreement, the Acquisition or the transactions contemplated by this Agreement.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF NAVITUS
Navitus represents and warrants to Victory as follows:
4.1.    Organization; Authority and Enforceability. Navitus is a general partnership that is validly existing and in good standing under the Laws of the State of Texas. Navitus has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Acquisition and the other transactions contemplated hereby. The execution, delivery and performance by Navitus of this Agreement and the consummation by Navitus of the Acquisition and the other transactions contemplated hereby have been duly authorized by all necessary action on the part of Navitus and no other action is necessary on the part of Navitus to authorize this Agreement or to consummate the Acquisition or the other transactions contemplated hereby. This Agreement has been duly executed and delivered by Navitus and, assuming the due authorization, execution and delivery by each other party hereto, constitutes a legal, valid and binding obligation of Navitus, enforceable against Navitus in accordance with its terms, except as limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws relating to creditors’ rights generally and (b) general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law.

4.2.    Noncontravention.
(a)    Neither the execution and the delivery of this Agreement nor the consummation of the Acquisition or the other transactions contemplated by this Agreement, will, with or without the giving of notice or the lapse of time or both, (i) to the actual knowledge of Navitus violate any Law applicable to Navitus or (ii) violate any contract or agreement to which Navitus is a party, except in the case of clauses (i) and (ii) to the extent that any such violation would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon Victory.
(b)    The execution and delivery of this Agreement by Navitus does not, and the performance of this Agreement by Navitus will not, require any consent, approval, authorization or Permit of, or filing with or notification to, any Governmental Entity, except for (i) the filings which will be made at or prior to the Closing or following the Closing, but within required time limits or (ii) where the failure to take such action would not reasonably be expected to have, individually or in the aggregate, a material adverse effect upon Victory.
4.3.    Brokers’ Fees. Navitus does not have any Liability to pay any fees or commissions to any broker, finder or agent with respect to this Agreement, the Acquisition or the transactions contemplated by this Agreement.
ARTICLE V
COVENANTS
5.1.    Consents. Each of Victory and Navitus, respectively, will use their commercially reasonable efforts to obtain any required third-party consents to the Divestiture and the other transactions contemplated by this Agreement in writing.
5.2.    Taking of Necessary Action; Further Action. Subject to the terms and conditions of this Agreement, each of Victory and Navitus will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Divestiture in accordance with this Agreement as promptly as practicable.
5.3.    Stockholders Meeting; Preparation of Proxy Statement.

(a)    Subject to the terms set forth in this Agreement, Victory shall take all action necessary to duly call, give notice of, convene and hold a stockholders meeting relating to the approval of Divestiture and such other items as Victory may seek stockholder approval of (the “Stockholders Meeting”) as soon as reasonably practicable after the date of this Agreement, and, in connection therewith, Victory shall mail a proxy statement (the “Proxy Statement”) to the holders of Common Stock in advance of such meeting. Victory shall use reasonable best efforts to (i) solicit from the holders of Common Stock proxies in favor of the approval of the Divestiture and (ii) take all other actions necessary or advisable to secure the vote or consent of the holders of Common Stock required by applicable Law to obtain such approval. Notwithstanding anything contained herein to the contrary, Victory shall not be required to hold the Stockholders Meeting if this Agreement is terminated before the meeting is held.
(b)    In connection with the Stockholders Meeting, as soon as reasonably practicable following the date of this Agreement Victory shall prepare and file the Proxy Statement with the U.S. Securities and Exchange Commission (the “Commission”). Without limiting the generality of the foregoing, Victory will furnish Navitus the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement. Victory shall use its reasonable best efforts to resolve, and each party agrees to consult and cooperate with the other party in resolving, all Commission comments with respect to the Proxy Statement as promptly as practicable after receipt thereof and to cause the Proxy Statement in definitive form to be cleared by the Commission and mailed to the Victory’s stockholders as promptly as reasonably practicable following filing with the Commission.
5.4.    Repricing of Warrants. As soon as reasonably practicable following the Closing Victory shall take such steps as may be necessary to amend the exercise price of the warrants of Victory that are listed on Schedule 5.4 to reflect an exercise price $0.04. Navitus acknowledges and agrees that such repricing of the Warrants may require Victory to make certain filings with Commission, including the filing of a Schedule TO and that such filings may be reviewed by the Commission, which may result in delays in effectuating such repricing.
ARTICLE VI
CONDITIONS TO OBLIGATIONS TO CLOSE
6.1.    Conditions to the Obligation of Parties. The respective obligations of the parties to consummate transactions contemplated hereby are subject to the satisfaction or waiver of the following conditions:

(a)    No temporary, preliminary or permanent restraining order preventing the consummation of the transactions contemplated hereby will be in effect.
(b)    The parties shall have received the authorizations, consents and approvals of, or otherwise notified, the Governmental Entities as necessary to consummate the transactions contemplated hereby.
(c)    The parties shall have received the authorizations, consents and approvals of, third parties necessary to accomplish the transactions contemplated hereby.
(d)    Navitus and Victory shall have concluded and implemented recommendations made by their appointed tax professionals.
(e)    Shareholder Approval shall have been obtained.
6.2.    Conditions to Obligation of Navitus. The obligation of Navitus to consummate the transactions contemplated hereunder is subject to the satisfaction or waiver by Navitus of the following conditions:
(a)    The representations and warranties of Victory set forth in this Agreement will be true and correct in all respects as of the date of this Agreement and as of the Closing Date (except to the extent such representations and warranties speak as of another date, in which case such representations and warranties will be true and correct as of such other date), except where the failure of such representations and warranties to be so true and correct does not adversely affect the ability of the Victory to consummate the Divestiture and the other transactions contemplated by this Agreement.
(b)    Victory will have performed all of the covenants required to be performed by it under this Agreement at or prior to the Closing, except where the failure to perform does not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Partnership or materially adversely affect the ability of Victory to consummate the Acquisition or perform its other obligations hereunder.
(c)    Navitus shall have received a certificate signed by Victory to the effect of Sections 6.2(a) and 6.2(b) above.
(d)    Navitus shall have received the Release duly executed by Victory.
(e)    Navitus shall have received the Amended Partnership Agreement duly executed by Victory.
6.3.    Conditions to Obligation of Victory. The obligation of Victory to consummate the transactions contemplated hereby is subject to the satisfaction or waiver by Victory of the following conditions:

(a)    The representations and warranties of Navitus set forth in this Agreement will be true and correct in all respects as of the date of this Agreement and as of the Closing Date (except to the extent such representations and warranties speak as of another date, in which case such representations and warranties will be true and correct as of such other date).
(b)    Navitus will have performed in all material respects all of the covenants required to be performed by it under this Agreement at or prior to the Closing, except such failures to perform as do not materially adversely affect the ability of Navitus to consummate the Acquisition and the other transactions contemplated by this Agreement.
(c)    Victory shall have received a certificate signed by Navitus to the effect of Sections 6.3(a) and 6.3(b) above.
(d)    Victory shall have received the Release duly executed by Navitus.
(e)    Victory shall have received the Amended Partnership Agreement duly executed by Navitus.
ARTICLE VII
TERMINATION; AMENDMENT; WAIVER
7.1.    Termination of Agreement. This Agreement may be terminated as follows:

(a)    by mutual written consent of Victory and Navitus at any time prior to the Closing;
(b)    by either Victory or Navitus if any Governmental Entity will have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement;
(c)    by Navitus if Victory has breached its representations and warranties or any covenant or other agreement to be performed by it in a manner such that the Closing conditions set forth in Section 6.2(a) or 6.2(b) would not be satisfied;
(d)    by Victory if Navitus has breached its representations and warranties or any covenant or other agreement to be performed by it in a manner such that the Closing conditions set forth in Section 6.3(a) or 6.3(b) would not be satisfied; or
(e)    by Navitus if (i) all of the conditions set forth in Section 6.1 and Section 6.3 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing or on the Closing Date provided that such conditions are reasonably capable of being satisfied at the Closing or on the Closing Date), and Victory fails to consummate the Divestiture on the date the Closing should have occurred pursuant to Section 2.2 and (ii) Navitus has irrevocably confirmed in writing that all conditions set forth in Section 6.1 and Section 6.2 have been satisfied or that it is willing to waive all unsatisfied conditions in Section 6.2 and it stands ready, willing and able to consummate the Closing on such date.
(f)    by Victory if (i) all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing or on the Closing Date provided that such conditions are reasonably capable of being satisfied at the Closing or on the Closing Date), and Navitus fails to consummate the Divestiture on the date the Closing should have occurred pursuant to Section 2.2, and (ii) Victory has irrevocably confirmed in writing that all conditions set forth in Section 6.1 and Section 6.3 have been satisfied or that they are willing to waive all unsatisfied conditions in Section 6.3 and stand ready, willing and able to consummate the Closing on such date.
7.2.    Effect of Termination. In the event of termination of this Agreement by Victory or by Navitus as provided in Section 7.1, this Agreement will forthwith become void and have no effect, without any Liability (other than with respect to any suit for breach of this Agreement) on the part of Navitus or Victory (or any member, partner, stockholder agent, consultant or representative of any such party); provided, that the provisions of Sections 8.1, 8.6, 8.7, 8.8, 8.11, 8.13, and this Section 7.2 will survive any termination hereof pursuant to Section 7.1.
7.3.    Amendments. This Agreement may be amended by the parties hereto, by action taken or authorized by, in the case of Victory, by Victory’s Board of Directors and, in the case of Navitus, by Navitus and its partners, as applicable. This Agreement may not be amended except by an instrument in writing signed on behalf of Victory and Navitus.
7.4.    Waiver. At any time prior to the Closing, either Party may extend the time for the performance of any of the covenants, obligations or other acts of the other Party or (b) waive any inaccuracy of any representations or warranties or compliance with any of the agreements, covenants or conditions of the other Party or any conditions to its own obligations. Any agreement on the part of a Party to any such extension or waiver will be valid only if such waiver is set forth in an instrument in writing signed on its behalf by its duly authorized officer. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights. The waiver of any such right with respect to particular facts and other circumstances will not be deemed a waiver with respect to any other facts and circumstances, and each such right will be deemed an ongoing right that may be asserted at any time and from time to time.
ARTICLE VIII     MISCELLANEOUS
8.1.    Press Releases and Public Announcement. Neither Navitus on the one hand, nor Victory on the other, will issue any press release or make any public announcement relating to this Agreement, the Divestiture or the other transactions contemplated by this Agreement without the prior written approval of the other party; provided, however, that Victory may make regulatory filings referring to this Agreement or attaching a copy hereof as may be required by applicable Law.
8.2.    No Third-Party Beneficiaries. This Agreement will not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.
8.3.    Succession and Assignment. This Agreement will be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval, in the case of assignment by Navitus, by Victory, and, in the case of assignment by Victory, by Navitus.
8.4.    Construction. The parties have participated jointly in the negotiation and drafting of this Agreement, and, in the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
8.5.    Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed (by registered or certified mail, postage prepaid, return receipt requested) or delivered by reputable overnight courier, fee prepaid, to the parties hereto at the addresses of the parties as specified on the signature pages hereto. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner set forth herein.
8.6.    Governing Law. This Agreement will be governed by, and construed in accordance with, the Laws of the State of Texas, without giving effect to any choice of Law or conflict of Law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of Texas.
8.7.    Consent to Jurisdiction and Service of Process. EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF TEXAS AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE ACQUISITION OR THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT MAY BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND

IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE ACQUISITION OR THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 15 CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN WILL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST ANY OTHER PARTY HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.
8.8.    Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.
8.9.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible.
8.10.    Expenses. Except as otherwise provided in this Agreement, including Section 5.5 of this Agreement, whether or not the Acquisition is consummated, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such Expenses. As used in this Agreement, “Expenses” means the out-of-pocket fees and expenses of the financial advisor, counsel and accountants incurred in connection with this Agreement and the transactions contemplated hereby.
8.11.    Incorporation of Exhibits and Schedules. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.
8.12.    Limited Recourse. Notwithstanding anything in this Agreement to the contrary, the obligations and Liabilities of the parties hereunder will be without recourse to any stockholder, partner or member of such party or any of such stockholder’s, partner’s or member’s Affiliates (other than such party), or any of their respective representatives or agents (in each case, in their capacity as such).
8.13.    Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with the terms hereof and that the parties will be entitled to specific performance of the terms hereof in addition to any other remedy at Law or equity.

8.14.    Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
8.15.    No Survival of Representations and Warranties. The representations and warranties made herein and in any certificate delivered in connection herewith shall expire as of the Closing.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

VICTORY ENERGY CORPORATION

By:/s/ Kenneth Hill
Name: Kenneth Hill
Title: Chief Executive Officer

Address: 3355 Bee Caves Road, Suite 608 Austin, TX 78746
Phone
Fax:
Email:
Attention: Kenneth Hill

With a copy (which shall not constitute notice) to:
BEVILACQUA PLLC
1050 Connecticut Street, NW, Suite 500
Washington, DC 20036
Attn: Louis A. Bevilacqua, Esq.
Email:

NAVITUS ENERGY GROUP
BY: JAMES CAPITAL CONSULTING, LLC,
its Managing Partner

By:/s/ Ronald Zamber
Name: Ronald Zamber
Title: Managing Member

Address:                                             Fax No.:
Attention:

EXHIBIT A

Form of Release

(See Attached)

MUTUAL RELEASE
MUTUAL RELEASE, dated _____, 2017 (this “Release”), by and between Navitus Energy Group, a Texas general partnership (“Navitus”) and Victory Energy Corporation, a Nevada corporation (“Victory”). Each of Navitus and Victory are referred to herein as a “Party” and, collectively, as the “Parties.”
RECITALS
A.    Navitus and Victory are parties to a Divestiture Agreement, dated August 21, 2017 (the “Divestiture Agreement”).
B.    It is a condition to the closing of the transactions contemplated by the Divestiture Agreement that the Parties enter into this Release providing for the mutual release contained herein.
AGREEMENT
NOW, THEREFORE, the Parties hereto, in exchange for the mutual promises herein contained, intending to be legally bound, hereby agree as follows:
1.    MUTUAL RELEASE. Each of the Parties, on behalf of themselves, and all persons or entities claiming by, through or under them, and their respective successors and assigns, hereby fully, completely and finally waive, release, remise, acquit, and forever discharge and covenant not to sue the other Party, as well as the other Party’s respective officers, directors, shareholders, partners, trustees, parent companies, sister companies, affiliates, subsidiaries, employers, attorneys, accountants, predecessors, successors, insurers, representatives, and agents with respect to any and all claims, demands, suits, manner of obligation, debt, liability, tort, covenant, contract, or causes of action of any kind whatsoever, at law or in equity, including without limitation, all claims and causes of action arising out of or in any way relating to any dealings between the Parties prior to the date hereof relating to or arising under the Partnership Agreement (as defined in the Divestiture Agreement), except that Navitus is not releasing or otherwise discharging Victory of any obligations that Victory may have resulting from the ownership by Navitus, its partners, or any of its affiliates, of any capital stock, options to purchase capital stock or warrants to purchase capital stock held by Navitus, its partners, or any such affiliates. The Parties warrant and represent that they have not assigned or otherwise transferred any claim or cause of action released by this Release. The Parties acknowledge and agree that these releases are GENERAL RELEASES. The Parties expressly waive and assume the risk of any and all claims for damages which exist as of this date, but which they do not know or suspect to exist, whether through ignorance, oversight, error, negligence, or otherwise, and which, if known, would materially affect its decision to enter into this Release The Parties expressly acknowledge that this waiver of claims includes any claims for any alleged fraud, deception, concealment, misrepresentation or any other misconduct of any kind in procuring this Release. The Parties specifically do not, however, waive or release any claim that may arise for breach of this Release.
2.    NO ADMISSION OF LIABILITY. Neither the payment of any sums nor the execution of this Release shall be construed as an admission of liability or fault by any Party. Any and all liability is expressly denied by both Parties.

3.    AUTHORITY. The Parties represent and warrant that they possess full authority to enter into this Release and to lawfully and effectively release the opposing Party as set forth herein, free of any rights of settlement, approval, subrogation, or other condition or impediment. This undertaking includes specifically, without limitation, the representation and warranty that no third party has now acquired or will acquire rights to present or pursue any claims arising from or based upon the claims that have been released herein.
4.    ENTIRE AGREEMENT. The Parties represent and agree that no promise, inducement, or agreement other than as expressed herein has been made to them and that this Release is fully integrated, supersedes all prior agreements and understandings, and any other agreement between the Parties, and contains the entire agreement between the Parties.
5.    VOLUNTARY AND INFORMED ASSENT. The Parties represent and agree that they each have read and fully understand this Release, that they are fully competent to enter into and sign this Release, and that they are executing this Release voluntarily, free of any duress or coercion.
6.    COSTS, EXPENSES AND ATTORNEYS’ FEES. Each of the Parties will bear its own costs, expenses, and attorneys’ fees incurred in connection with the transactions and dealings between the Parties prior to the date hereof.
7.    GOVERNING LAW AND JURISDICTION. The laws of the State of Texas shall apply to and control any interpretation, construction, performance or enforcement of this Release. The Parties agree that the exclusive jurisdiction for any legal proceeding arising out of or relating to this Release shall be the State or Federal courts located in Travis County, Texas and the Parties hereby waive any challenge to personal jurisdiction or venue in that court.
8.    ATTORNEYS’ FEES AND COSTS FOR BREACH. The prevailing party in any action to enforce or interpret this Release is entitled to recover from the other party its reasonable attorneys’ fees.
9.    CONSTRUCTION. This Release shall be construed as if the parties jointly prepared it, and any uncertainty or ambiguity shall not be interpreted against any one party.
10.    MODIFICATION. No oral agreement, statement, promise, undertaking, understanding, arrangement, act or omission of any Party, occurring subsequent to the date hereof may be deemed an amendment or modification of this Release unless reduced to writing and signed by the Parties hereto or their respective successors or assigns.
11.    SEVERABILITY. The Parties agree that if, for any reason, a provision of this Release is held unenforceable by any court of competent jurisdiction, this Release shall be automatically conformed to the law, and otherwise this Release shall continue in full force and effect.
12.    NUMBER. Whenever applicable within this Release, the singular shall include the plural and the plural shall include the singular.
13.    HEADINGS. The headings of paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Release.

14.    COUNTERPARTS. This Release may be executed in several counterparts and all counterparts so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties are not signatories to the original or the same counterpart. Facsimile signatures shall be accepted the same as an original signature. A photocopy of this Release may be used in any action brought to enforce or construe this Release.
15.    NO WAIVER. No failure to exercise and no delay in exercising any right, power or remedy under this Release shall impair any right, power or remedy which any Party may have, nor shall any such delay be construed to be a waiver of any such rights, powers or remedies or an acquiescence in any breach or default under this Release, nor shall any waiver of any breach or default of any Party be deemed a waiver of any default or breach subsequently arising.

IN WITNESS WHEREOF, the parties hereto have caused this Release to be duly executed as of the date first set forth above.

VICTORY ENERGY CORPORATION

By:
Name: Kenneth Hill
Title: Chief Executive Officer

Address: 3355 Bee Caves Road, Suite 608 Austin, TX 78746
Phone:
Fax:
Email:
Attention: Kenneth Hill

With a copy (which shall not constitute notice) to:
BEVILACQUA PLLC
1050 Connecticut Street, NW, Suite 500
Washington, DC 20036
Attn: Louis A. Bevilacqua, Esq.
email:

NAVITUS ENERGY GROUP

By:
Name:
Title:

Address:                                             Fax No.:
Attention:

AMENDMENT NO. 1 TO THE DIVESTITURE AGREEMENT
AMENDMENT NO. 1 TO THE DIVESTITURE AGREEMENT, dated September 14, 2017 (the “Amendment”), between VICTORY ENERGY CORPORATION, a Nevada corporation (“Victory”) and NAVITUS ENERGY GROUP, a Texas general partnership (“Navitus”).
RECITALS
C.    Victory and Navitus previously entered into that certain Divestiture Agreement, dated August 21, 2017 (the “Divestiture Agreement”).
D.    Victory and Navitus desire to amend the Divestiture Agreement to provide for additional consideration from Victory to Navitus in consideration for the Release and to provide Navitus with registration rights as described herein.
E.    Pursuant to Section 7.3 of the Divestiture Agreement, the Divestiture Agreement may be amended by the parties thereto, by action taken or authorized by, in the case of Victory, by Victory’s Board of Directors and, in the case of Navitus, by Navitus and its partners, as applicable, and by an instrument in writing signed on behalf of Victory and Navitus.
F.    This Amendment has been authorized by Victory’s Board of Directors and by Navitus and its partners.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Divestiture Agreement.

2.	Amendments.
(a) Section 2.1 of the Divestiture Agreement shall be amended and restated in its entirety as follows:
“Divestiture and Issuance. Upon the terms and subject to the conditions set forth in this Agreement, Victory will (i) sell, transfer and deliver to Navitus free and clear of all Liens, indebtedness and other Liabilities, and Navitus will acquire from Victory, the Interest, and (ii) upon obtaining Shareholder Approval, issue to Navitus 166,549,134 shares of Victory’s Common Stock (or 4,382,872 shares of Common Stock following the Victory’s planned 1-for-38 reverse stock split) (the “Navitus Shares”), in each case, in exchange for the Release. At or prior to the Closing, Victory shall pay off or otherwise satisfy all indebtedness and other Liabilities of the Partnership specifically listed on Schedule 2.1 hereto, such that the Partnership shall own all of its assets free and clear of all Liens other than Permitted Liens.”
(b) The addition of Section 2.4 of the Divestiture Agreement shall be added in its entirety as follows:
“Registration Rights. Victory hereby grants the following registration rights to Navitus:

(a)Registration Statement. At any time following the issuance of the Navitus Shares, Navitus may request that Victory file with the Securities and Exchange Commission (the “SEC”) within thirty (30) days of such request a registration statement on an appropriate form (the “Registration Statement”) covering the resale of the Navitus Shares and shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective within one hundred twenty (120) days following such filing. Notwithstanding anything to the contrary herein, at any time, Victory may delay the filing of the Registration for a reasonable period of time (the “Grace Period”) if it would result in the disclosure of material, non-public information concerning Victory the disclosure of which at the time is not, in the good faith opinion of Victory’s Board of Directors, in Victory’s best interest and otherwise required; provided, that Victory shall promptly (i) notify Navitus in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice Victory will not disclose the content of such material, non-public information to Navitus unless requested by Navitus and subject to a confidentiality agreement) and the date on which the Grace Period will begin, and (ii) use commercially reasonable efforts to resolve any issue that makes disclosure of the material, non-public information not in Victory’s best interests.
(b)    Registration Procedures. In connection with the Registration Statement, Victory will:
(i)    Prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective with respect to Navitus until all the Navitus Shares may be resold without restriction under the Securities Act; and
(ii)    Immediately notify Navitus when the prospectus included in the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which Victory has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. If Victory notifies Navitus to suspend the use of any prospectus until the requisite changes to such prospectus have been made, then Navitus shall suspend use of such prospectus. In such event, Victory will use its commercially reasonable efforts to update such prospectus as promptly as is practicable.
(c)    Provision of Documents etc. In connection with the Registration Statement, Navitus will furnish to Victory in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. Navitus covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act, if applicable, in connection with sales of Navitus Shares pursuant to the Registration Statement.
(d)    Victory shall be entitled to include in any Registration Statement referred to in this Section 2.4, shares of Common Stock to be sold by Victory for its own account (to the extent that the inclusion of such shares by Victory shall not adversely affect the offering).
(e)    Expenses. All expenses incurred by Victory in complying with this Section 2.4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for Victory, fees of transfer agents and registrars shall be borne by Victory. All underwriting discounts and selling commissions applicable to the sale of the Navitus Shares, including any fees and disbursements of any counsel to Navitus, shall be borne by Navitus.
3.Effect of Amendment. Except as amended as set forth above, the Divestiture Agreement shall continue in full force and effect.
4.Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
5.Governing Law. This Agreement will be governed by, and construed in accordance with, the Laws of the State of Texas, without giving effect to any choice of Law or conflict of Law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of Texas.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first set forth above.

VICTORY ENERGY CORPORATION

By: /s/ Kenneth Hill
Name: Kenneth Hill
Title: Chief Executive Officer

NAVITUS ENERGY GROUP
BY: JAMES CAPITAL CONSULTING, LLC,
its Managing Partner

By: /s/ Ronald Zamber
Name: Ronald Zamber
Title: Managing Member

ANNEX C
VICTORY ENERGY CORPORATION
2017 EQUITY INCENTIVE PLAN
1.Purpose; Eligibility.
1.1.    General Purpose. The name of this plan is the Victory Energy Corporation 2017 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Victory Energy Corporation, a Nevada corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-term success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.
1.2.    Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.
1.3.    Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Compensation Awards.
2.    Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award or a Performance Compensation Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:
 With respect to any Employee or Consultant: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.
With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; (c) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) the acquisition by any Person of Beneficial Ownership of more than 50% (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.
“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” means Victory Energy Corporation, a Nevada corporation, and any successor thereto.
“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.
“Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by IRS Notice 2007-49.
“Director” means a member of the Board.
“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Effective Date” shall mean the date as of which this Plan is adopted by the Board.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code.

Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or similar publication. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
“Negative Discretion” means the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award in accordance with Section 7.4(d)(iv) of the Plan; provided, that, the exercise of such discretion would not cause the Performance Compensation Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Compensation Award” means any Award designated by the Committee as a Performance Compensation Award pursuant to Section 7.4 of the Plan.
“Performance Criteria” means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (or Affiliate, division, business unit or operational unit of the Company) and may include the following: (a) net earnings or net income (before or after taxes); (b) basic or diluted earnings per share (before or after taxes); (c) net revenue or net revenue growth; (d) gross revenue; (e) gross profit or gross profit growth; (f) net operating profit (before or after taxes); (g) return on assets, capital, invested capital, equity, or sales; (h) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation and/or amortization; (j) gross or operating margins; (k) improvements in capital structure; (l) budget and expense management; (m) productivity ratios; (n) economic value added or other value added measurements; (o) share price (including, but not limited to, growth measures and total stockholder return); (p) expense targets; (q) margins; (r) operating efficiency; (s) working capital targets; (t) enterprise value; (u) safety record; (v) completion of acquisitions or business expansion; (w) achieving research and development goals and milestones; (x) achieving product commercialization goals; and (y) other criteria as may be set by the Committee from time to time.
Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any division, business unit or operational unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Criterion (o) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.
“Performance Formula” means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter (but only to the extent the exercise of such authority after such period would not cause the Performance Compensation Awards granted to any Participant for the Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code), in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period to the extent permitted under Section 162(m) of the Code in order to prevent the dilution or enlargement of the rights of Participants based on the following events: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor or pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year.
“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Compensation Award.
“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.
“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
“Plan” means this Victory Energy Corporation 2017 Equity Incentive Plan, as amended and/or amended and restated from time to time.
“Restricted Award” means any Award granted pursuant to Section 7.2(a).
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
3.    Administration.

3.1.    Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a)    to construe and interpret the Plan and apply its provisions;
(b)    to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)    to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)    to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act;
(e)    to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)    from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;
(g)    to determine the number of shares of Common Stock to be made subject to each Award;
(h)    to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i)    to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j)    to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;
(k)    to designate an Award (including a cash bonus) as a Performance Compensation Award and to select the Performance Criteria that will be used to establish the Performance Goals;
(l)    to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(m)    to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(n)    to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(o)    to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)    to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.
3.2.    Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3.    Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and re-vest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4.    Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.
3.5.    Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.    Shares Subject to the Plan.
4.1.    Subject to adjustment in accordance with Section 11, a total of 570,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
4.2.    Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3.    Subject to adjustment in accordance with Section 11, no Participant shall be granted, during any one (1) year period, Options to purchase Common Stock and Stock Appreciation Rights with respect to more than 9,500,000 shares of Common Stock in the aggregate or any other Awards with respect to more than 9,500,000 shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall count toward the individual share limit set forth in this Section 4.
4.4.    Any shares of Common Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.4 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
5.    Eligibility.
5.1.    Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.
5.2.    Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.    Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1.    Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
6.2.    Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3.    Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4.    Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5.    Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6.    Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7.    Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.8.    Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9.    Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10.    Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11.    Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.12.    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7.    Provisions of Awards Other Than Options.
7.1.    Stock Appreciation Rights.
(a)    General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).
(b)    Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
(c)    Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
(d)    Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
(e)    Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)    Exercise Price. The exercise price of a Free Standing Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.
(g)    Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
7.2.    Restricted Awards.
(a)    General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)    Restricted Stock and Restricted Stock Units.
(i)    Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)    The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.
(c)    Restrictions.
(i)    Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.
(ii)    Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(iii)    The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.
(d)    Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.
(e)    Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c)

and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
(f)    Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
7.3.    Performance Share Awards.
(a)    Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
(b)    Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.
7.4.    Performance Compensation Awards.
(a)    General. The Committee shall have the authority, at the time of grant of any Award described in this Plan (other than Options and Stock Appreciation Rights granted with an exercise price equal to or greater than the Fair Market Value per share of Common Stock on the Grant Date), to designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an Award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award in order to qualify such Award as “performance-based compensation” under Section 162(m) of the Code.
(b)    Eligibility. The Committee will, in its sole discretion, designate within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants will be eligible to receive Performance Compensation Awards in respect of such

Performance Period. However, designation of a Participant eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle the Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this Section 7.4. Moreover, designation of a Participant eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.
(c)    Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period (provided any such Performance Period shall be not less than one fiscal quarter in duration), the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section 7.4(c) and record the same in writing.
(d)    Payment of Performance Compensation Awards.
(i)    Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(ii)    Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) the Performance Formula as applied against such Performance Goals determines that all or some portion of such Participant’s Performance Compensation Award has been earned for the Performance Period.
(iii)    Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing the amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Compensation Award for the Performance Period and, in so doing, may apply Negative Discretion in accordance with Section 7.4(d)(iv) hereof, if and when it deems appropriate.
(iv)    Use of Discretion. In determining the actual size of an individual Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained or (B) increase a Performance Compensation Award above the maximum amount payable under Section 7.4(d)(vi) of the Plan.
(v)    Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 7.4 but in no event later than 2 1/2 months following the end of the fiscal year during which the Performance Period is completed.
(vi)    Maximum Award Payable. Notwithstanding any provision contained in this Plan to the contrary, the maximum Performance Compensation Award payable to any one Participant under the Plan for a Performance Period (excluding any Options and Stock Appreciation Rights) is 9,500,000 shares of Common Stock or, in the event such Performance Compensation Award is paid in cash, the equivalent cash value thereof on the first or last day of the Performance Period to which such Award relates, as determined by the Committee. The maximum amount that can be paid in any calendar year to any Participant pursuant to a cash bonus Award described in the last sentence of Section 7.4(a) shall be $250,000. Furthermore, any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (A) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (B) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date.
8.    Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
9.    Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
10.    Miscellaneous.
10.1.    Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
10.2.    Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.
10.3.    No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
10.4.    Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
10.5.    Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
11.    Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Sections 4 and 7.4(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
12.    Effect of Change in Control.
12.1.    In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise, notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or

Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units.
12.2.    In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
12.3.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.
13.    Amendment of the Plan and Awards.
13.1.    Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.
13.2.    Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.
13.3.    Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
13.4.    No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
13.5.    Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
14.    General Provisions.
14.1.    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
14.2.    Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).
14.3.    Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
14.4.    Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
14.5.    Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
14.6.    Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
14.7.    Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.
14.8.    Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, thirty (30) days shall be considered a reasonable period of time.
14.9.    No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
14.10.    Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.
14.11.    Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period”

as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
14.12.    Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
14.13.    Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
14.14.    Section 162(m). To the extent the Committee issues any Award that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Committee may, without stockholder or grantee approval, amend the Plan or the relevant Award Agreement retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Award.
14.15.    Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
14.16.    Expenses. The costs of administering the Plan shall be paid by the Company.
14.17.    Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
14.18.    Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
14.19.    Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.    Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
16.    Termination or Suspension of the Plan. The Plan shall terminate automatically on September 14, 2027. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Unless the Company determines to submit Section 7.4 of the Plan and the definition of “Performance Goal” and “Performance Criteria” to the Company’s stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the Plan was last approved by stockholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code, and such stockholder approval is obtained, then no further Performance Compensation Awards shall be made to Covered Employees under Section 7.4 after the date of such annual meeting, but the Plan may continue in effect for Awards to Participants not in accordance with Section 162(m) of the Code.
17.    Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
As adopted by the Board of Directors of Victory Energy Corporation on September 14, 2017.
As approved by the stockholders of Victory Energy Corporation on ____________, 2017.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME
THE COMPANY NAME INC. - COMMON

CONTROL # →

SHARES

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS A    123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B    123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C    123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D    123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E    123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F    123,456,789,012.12345
THE COMPANY NAME INC. - 401 K    123,456,789,012.12345

x
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PAGE

1    OF    2

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For Withhold For All All	All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors
Nominees

0    0    0

01 RONALD W. ZAMBER    02 KEVIN DELEON    03 KENNETH HILL    04 ROBERT GRENLEY    05 RICARDO A. SALAS
06 JULIO C. HERRERA 07 ERIC EILERTSEN
The Board of Directors recommends you vote FOR
02 0000000000

proposals 2, 3, 4 and 5.    For    Against Abstain

For    Against Abstain

2.
To approve an amendment and restatement of the Company's Amended and Restated Articles of Incorporation to, among other things, (i) increase the number of authorized shares of the common stock, $0.001 par value per share, of the Company from 47,500,000 shares to 300,000,000 shares and increase the number of authorized shares of the preferred stock,

$0.001 par value per share, of the Company from 2,500,000 shares to 10,000,000 shares; and (ii) implement a 1-for-38 reverse split of the Company's outstanding common stock.

3.
To approve the divestiture of all of the Company's partnership interests in Aurora Energy Partners, pursuant to the terms and conditions of a divestiture agreement, dated August 21, 2017, between the Company and Navitus Energy Group, as amended.

0000344572_1 R1.0.1.17

0    0    0

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4.	To approve the Victory Energy Corporation 2017 Equity Incentive Plan.

5.
To approve the adjournment of the special meeting for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposals described above.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4

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Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 5 John Sample
1234 ANYWHERE STREET ANY CITY, ON    A1A 1A1

SHARES CUSIP #

Signature [PLEASE SIGN WITHIN BOX]

Date

JOB #

Signature (Joint Owners)

Date

SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice & Proxy Statement is available at www.proxyvote.com

VICTORY ENERGY CORP.
Special Meeting of Stockholders November 14, 2017 10:30 AM This proxy is solicited by the Board of Directors

The undersigned stockholder of VICTORY ENERGY CORPORATION (the “Company”) hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated September 28, 2017 and hereby appoints Company Secretary, Kenneth Hill, with full power of substitution, as proxy or proxies to vote all shares of the Company’s common stock held by the undersigned at the Special Meeting of Stockholders of the Company to be held on November 14, 2017, and at any adjournments thereof, upon the proposals set forth in this proxy and described in the Notice of Special Meeting and Proxy Statement, and in his discretion with respect to such other matters as may be properly brought before the meeting or any adjournments thereof.

If this proxy is properly executed and returned, this proxy will be voted for the specifications made below or if no direction is made, this proxy will be voted “for” the nominees for directors set forth below as item 1, and “for” items 2, 3, 4 and 5.
0000344572_2 R1.0.1.17

Continued and to be signed on reverse side